1933 Act File No. 33-43017
                                                      1940 Act File No. 811-6418

                        SECURITIES & EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                            FORM N-1A

         [X]      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                              Post-Effective Amendment No. 12               [X]
                                       And

         [X]        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
                                             OF 1940

                                       [X]  AMENDMENT No. 11

                                   LORD ABBETT TAX-FREE INCOME TRUST
                              Exact Name of Registrant as Specified in Charter

                                  767 FIFTH AVENUE, NEW YORK, N.Y. 10153
                                    Address of Principal Executive Office

                                 REGISTRANT'S TELEPHONE NUMBER  (212) 848-1800

                                 Kenneth B. Cutler, Vice President & Secretary
                                      767 FIFTH AVENUE, NEW YORK, N.Y. 10153
                                      (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

         immediately on filing pursuant to paragraph (b) of Rule 485

 X       on July 15, 1996 pursuant to paragraph (b) of Rule 485
---

         60 days after filing pursuant to paragraph (a) (i) of Rule 485 on (date)pursuant to paragraph (a) (i)of Rule 485

         75 days after filing pursuant to paragraph (a) (ii) of Rule 485

___      on (date) pursuant to paragraph (a) (ii) of Rule 485

If appropriate, check the following box:

         this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Registrant's other Series have registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2(a) (1) and a Rule 24f-2 Notice for these series for the most recent fiscal year was filed with the commission on December 28, 1995.

                                        LORD ABBETT TAX-FREE INCOME TRUST
                                                     FORM N-1A
                                               Cross Reference Sheet
                                          Post-Effective Amendment No. 12
                                              Pursuant to Rule 481(a)

Form N-1A                                   Location in Prospectus or
ITEM NO.                                    STATEMENT OF ADDITIONAL INFORMATION

1                                           Cover Page
2                                           Fee Table
3                                           Financial Highlights; Performance
4 (a) (i)                                   Cover Page, Our Management
4 (a) (ii)                                  Investment Objectives; How We Invest
4 (b) (c)                                   How We Invest
5 (a) (b) (c)                               Our Management; Back Cover Page
5 (d)                                       N/A
5 (e)                                       Back Cover Page
5 (f)                                       N/A
5  A                                        Performance
6 (a)                                       Cover Page
6 (b) (c) (d)                               N/A
6 (e)                                       Cover Page
6 (f) (g)                                   Dividends, Capital Gains
                                            Distributions and Taxes
7 (a)                                       Back Cover Page
7(b) (c) (d) (e) (f)                        Purchases
8 (a) (b) (c) (d)                           Redemptions and Repurchases
9                                           N/A
10                                          Cover Page
11                                          Cover Page -- Table of Contents
12                                          N/A
13 (a) (b) (c) (d)                          Investment Objectives and Policies
14                                          Trustees and Officers
15 (a) (b) (c)                              Trustees and Officers
16 (a) (i)                                  Investment Advisory and Othe
                                            Services
16 (a) (ii)                                 Trustees and Officers
16 (a) (iii)                                Investment Advisory and Other
                                            Services
16 (b)                                      Investment Advisory and Other
                                            Services
16 (c) (d) (e) (g)                          N/A
16 (f)                                      Purchases, Redemptions, Repurchases
                                            and Shareholder Services
16 (h)                                      Investment Advisory and Other
                                            Services
16 (i)                                      N/A
17 (a)                                      Portfolio Transactions
17 (b)                                      N/A
17 (c)                                      Portfolio Transactions
17 (d) (e)                                  N/A
18 (a)                                      Cover Page
18 (b)                                      N/A
19 (a) (b)                                  Purchases, Redemptions, Repurchases
                                            and Shareholder Services; Notes
                                            to Financial Statements
19 (c)                                      N/A

Form N-1A                                   Location in Prospectus or
ITEM NO.                                    STATEMENT OF ADDITIONAL INFORMATION

20                                          Taxes
21 (a)                                      Purchases, Redemptions, Repurchases
                                            and Shareholder Services;
21 (b) (c)                                  N/A
22 (a)                                      N/A
22 (b)                                      Past Performance
23                                          Financial Statements

LORD ABBETT TAX-FREE INCOME TRUST The General Motors Building 767 Fifth Avenue New York, NY 10153-0203
800-426-1130

Lord Abbett Tax-Free Income Trust ("we" or the "Fund") is a mutual fund currently consisting of four separate Series - the Florida Series, the Georgia Series, the Michigan Series and the Pennsylvania Series. The Florida Series offers two classes of shares: Class A shares and Class C shares. All other Series of the Fund offer a single class of shares only: Class A shares. The existence of a multi-class structure in the Florida Series provides investors with different investment options in purchasing shares of a Series. See "Investment in the Florida Series" under "Purchases" for a description of these choices.

Each Series seeks as high a level of interest income exempt from federal income tax and its respective state's personal income tax, if any, as is consistent with reasonable risk. Each Series invests in intermediate- and long-term municipal bonds which can fluctuate in value as interest rates change. At present, Florida imposes no income tax on individuals. There can be no assurance that each Series will attain its objective.

This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission and is available upon request without charge. The Statement of Additional Information is incorporated by reference into this Prospectus and may be obtained, without charge, by writing to the Fund or by calling 800-874-3733 - Ask for "Part B of the Prospectus -- The Statement of Additional Information".

The date of this Prospectus and of the Statement of Additional Information, is March 1, 1997.

PROSPECTUS
Investors should read and retain this Prospectus. Shareholder inquiries should be made in writing to the Fund or by calling 800-821-5129. You can also make inquiries through your broker-dealer. Shares of the Series are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. An investment in the Series involves risks, including the possible loss of principal.


     CONTENTS                         PAGE
        1       Investment Objective         2

        2       Fee Table                    2

        3       Financial Highlights         3

        4       How We Invest                5

        5       Purchases                    9

        6       Shareholder Services         15

        7       Our Management               16

        8       Dividends, Capital Gains
                Distributions and Taxes      17

        9       Redemptions                  19

        10      Performance                  19

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Each Series may be sold in the following jurisdictions: District of Columbia, Florida, Georgia, Hawaii, Indiana, New Jersey, New York and Pennsylvania. The Michigan Series may also be sold in Michigan and Ohio.

1 INVESTMENT MANAGEMENT

Our investment objective for each Series is to seek as high a level of interest income exempt from federal income tax and its state's personal income tax, if any, as is consistent with reasonable risk. For this purpose, "reasonable risk" means that each Series over time will have a volatility approximating the Lehman Brothers Current Coupon Long Index. Each Series invests in intermediate and long-term municipal bonds (initially investment-grade or equivalent) and, therefore, each Series' shares can fluctuate in value more than shares of a short-term municipal bond fund, as interest rates change, but such fluctuation ought to be consistent with an investment-grade, longer term municipal bond fund. Under normal circumstances, we intend to maintain the average dollar-weighted stated maturity of each Series at between ten and thirty-five years.

2 FEE TABLE

A summary of each Series' expenses is set forth in the table below. The example is not a representation of past or future expenses. Actual expenses may be greater or less than those shown.


                                                     Florida                     Georgia       Michigan      Pennsylvania
  Shareholder  Transaction  Expenses(1)      Class  A      Class  C
 (as a  percentage  of offering price)
 Maximum Sales Load(2) on Purchases
 (See "Purchases")                            4.75%                               4.75%          4.75%          4.75%
 Deferred Sales Load(2) (See "Purchases")     None      1% if shares are          None           None           None
                                                        redeemed before 1st
                                                        anniversary of purchase.
-------------------------------------------------------------------------------------------------------------------
  Annual Fund Operating Expenses(3)
  (after management fee waivers)
  Management Fee (See "Our Management")(4)    .50%          .50%                  .00%           .35%          .45%
  12b-1 Fees (See "Purchases")(1)(2)          .23%         1.00%                  .00%           .00%          .00%
  Other Expenses (See "Our Management")       .10%          .10%                  .30%           .23%          .19%
-------------------------------------------------------------------------------------------------------------------
  Total Operating Expenses(4)                 .83%         1.60%                  .30%           .58%          .64%



Example: Assume each Series' annual return is 5% and there is no change in the level of expenses described above. For a $1,000 investment with reinvestment of all dividends and distributions, you would pay the following total expenses assuming redemption on the last day of each period indicated:

                               1 year    3 years      5 years      10 years
          Florida Series
           Class A            $56         $73          $91            $145
           Class C            $26(5)      $51          $87            $190
          Georgia Series      $50         $57          $64            $ 84
          Michigan Series     $53         $65          $78            $117
          Pennsylvania Series $54         $67          $81            $124

(1)Although the Florida Series does not charge a front-end sales charge with respect to its Class C shares, investors should be aware that long-term Class C shareholders may pay, under the Rule 12b-1 plan applicable to the Class C shares (which pays annual 0.25% service and 0.75% distribution fees), more than the economic equivalent of the maximum front-end sales charge as permitted by certain rules of the National Association of Securities Dealers, Inc. Likewise, with respect to Class A shares of all Series, investors should be aware that, long term, such maximum may be exceeded due to the Rule 12b-1 plan applicable to the Class A shares which permits each Series to pay up to 0.50% in total annual fees, half for service and the other half for distribution. The Rule 12b-1 fees for the Georgia, Michigan and Pennsylvania Series have been omitted because the Fund cannot predict when the net assets of these Series will reach the required level for effectiveness of each Series' Class A 12b-1 Plan. The Plans will go into effect on the first day of the calendar quarter subsequent to each Series' net assets reaching $100 million.

(2)Sales "load" is referred to as sales "charge" and "deferred sales load" is referred to as "contingent deferred sales charge" (or "CDSC") and "12b-1 fees" which consist of a "service fee" and a "distribution fee" are referred to by either or both of these terms where appropriate with respect to Class A and Class C shares throughout this Prospectus.

(3)The annual operating expenses shown in the summary have been restated from October 31, 1996 fiscal year amounts to reflect current and estimated fees.

(4)Although not obligated to, Lord, Abbett & Co. ("Lord Abbett") may waive a portion of its management fee and assume other expenses with respect to each Series. Subsequently, Lord Abbett may charge management fees and not subsidize expenses on a partial or complete basis. The management fee would have been .50% for each Series, absent such waiver and total operating expenses would be .80%,
 .73% and .69% for Georgia, Michigan, and Pennsylvania, respectively.

(5)Total expenses would be $16 assuming no redemptions.
The foregoing is provided to give investors a better understanding of the expenses that are incurred by an investment in each Series.

3 FINANCIAL HIGHLIGHTS

The following tables have been audited by Deloitte & Touche llp, independent public accountants, in connection with their annual audits of the Fund's financial statements, whose report thereon is incorporated by reference in the Statement of Additional Information and may be obtained on request, and have been included herein in reliance upon their authority as experts in auditing and accounting.


  Florida Series                                                                                    For the Period
                                                                                                   September 25, 1991
                                                                                                    (Commencement
  Per Class A Share+ Operating                        Year Ended October 31,                        of Operations) to
-------------------------------------------------------------------------------------------------------------------
  Performance:                             1996        1995         1994         1993       1992    October 31, 1991
-------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period    $4.85        $4.49        $5.28        $4.75      $4.76          $4.76
  Income (loss) from investment operations
  Net investment income                    .248         .271         .291         .297       .308           .027
  Net realized and unrealized
  gain (loss) on securities              (.056)       .352         (.695)       .549        .002           .000
  Total from investment operations        .192         .623         (.404)      .846        .310           .027
-------------------------------------------------------------------------------------------------------------------
  Distributions
  Dividends from net investment incom    (.252)       (.263)       (.2835)      (.301)     (.320)         (.027)
  Distributions from net realized gain     --          --          (.1025)      (.015)      --              --
  Net asset value, end of period         $4.79        $4.85        $4.49        $5.28      $4.75          $4.76
-------------------------------------------------------------------------------------------------------------------
  Total Return*                          4.09%        14.22%       (8.03)%      18.24%     6.65%         .57%++
-------------------------------------------------------------------------------------------------------------------
  Ratios/Supplemental Data:
  Ratios to Average Net Assets:
  Expenses, including waiver              .80%         .74%         .32%         .38%      .29%           .00%++
  Expenses, excluding waiver              .82%         .88%         .82%         .88%      .78%          5.10%++
  Net investment income                  5.19%        5.81%        5.98%        5.71%      5.84%          .55%++


  Florida Series
                                                   Class C Shares
-------------------------------------------------------------------
                                                   For the Period
  Per Class C Share Operating                   July 15, 1996** to
  Performance:                                    October 31, 1996
--------------------------------------------------------------------
  Net asset value, beginning of period                    $4.70
  Income from investment operations
  Net investment income                                   .064
  Net realized and unrealized
  gain on securities                                      .093
  Total from investment operations                        .157
---------------------------------------------------------------------
  Distributions
  Dividends from net investment income                    (.067)
  Net asset value, end of period                          $4.79
---------------------------------------------------------------------
  Total Return*                                           3.35%++
-------------------------------------------------------------------
  Ratios/Supplemental Data:
  Ratios to Average Net Assets:
  Expenses, including waiver                              .44%++
  Expenses, excluding waiver                              .44%++
  Net investment income                                   1.37%++


  Florida Series                                                                                  For the Period
                                                                                                  September 25, 1991
                                                                                                  (Commencement
                                                      Year Ended October 31,                      of Operations) to
-------------------------------------------------------------------------------------------------------------------
  Supplemental Data For All Classes: 1996        1995         1994         1993          1992     October 31, 1991
-------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (000)   $162,070     $173,242     $174,844    $191,463      $121,408   $108,550
  Portfolio turnover rate           167.95%      142.04%      122.36%     89.32%        94.60%     100.00%


 *Total return does not consider the effects of sales loads.

**Commencement of offering Class shares.

+The Series had only one class of shares prior to July 12, 1996. That class of shares is now designated Class A shares.

++ Not annualized.  See Notes to Financial Statements.


  Pennsylvania Series                                                                        For the Period
                                                                                            February 3, 1992
                                                                                              (Commencement
  Per Class A Share Operating                  Year Ended October 31,                       of Operations) to
-------------------------------------------------------------------------------------------------------------------
  Performance:                            1996           1995          1994           1993        October 31, 1992
-------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period    $5.01         $4.62          $5.33           $4.75       $4.76
  Income from investment operations
  Net investment income                   .2772           .282          .300           .299        .228
  Net realized and unrealized
  gain (loss) on securities              (.0011)         .395          (.6975)        .582         (.006)
  Total from investment operations       .2761           .677          (.3975)        .881          .222
-------------------------------------------------------------------------------------------------------------------
  Distributions
  Dividends from net investment income  (.2761)       (.2870)        (.2925)         (.301)         (.232)
  Distributions from net realized gain    --           --            (.02)          .--             .--
  Net asset value, end of period         $5.01         $5.01         $4.62          $5.33           $4.75
-------------------------------------------------------------------------------------------------------------------
  Total Return*                         5.68%          15.02%        (7.73)%        18.95%        4.68%+
-------------------------------------------------------------------------------------------------------------------
  Ratios/Supplemental Data:
  Net assets, end of period (000)      $92,605        $93,494       $81,258        $82,113          $41,207
  Ratios to Average Net Assets:
  Expenses, including waiver             .62%            .50%          .33%           .31%            .00%+
  Expenses, excluding waiver             .69%            .65%          .68%           .81%            .61%+
  Net investment income                 5.55%           5.83%         5.98%          5.70%           4.42%+
  Portfolio turnover rate              78.30%         126.11%       137.22%          7.71%           32.66%



                                       Georgia Series                       Michigan Series
                                       ----------------------------------------------------------------------------------
  Michigan Series
  Georgia Series                                        For the Period                                     For the Period
                                                        December 27, 1994                                  December 1, 1992
                                        Year Ended      (Commencement of           Year Ended             (Commencement
  Per Class A Share Operating          October 31       Operations) to             October 31,            of Operations)
  Performance:                            1996          October 31, 1995     1996      1995       1994     October 31, 1993
-------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period  $5.12                $4.76          $4.93     $4.53      $5.23        $4.76
  Income from investment operations
  Net investment income                  .290                .245           .274      .284       .286         .266
  Net realized and unrealized
  gain (loss) on securities              .0397              .370           (.010)     .395       (.651)       .480
  Total from investment operations       .3297              .615           .264       .679       (.365)       .746
-------------------------------------------------------------------------------------------------------------------
  Distributions
  Dividends from net investment income   (.2872)            (.255)         (.264)    (.279)     (.293)       (.276)
  Distributions from net realized gain   (.0225)             --              --        --       (.042)        --
  Net asset value, end of period          $5.14             $5.12          $4.93     $4.93      $4.53        $5.23
-------------------------------------------------------------------------------------------------------------------
  Total Return*                           6.69%             13.15%+        5.53%     15.39%     (7.29)%      16.01%+
-------------------------------------------------------------------------------------------------------------------
  Ratios/Supplemental Data:
  Net assets, end of period (000)      $10,688             $5,203        $52,975    $54,186     $45,603      $34,957
  Ratios to Average Net Assets:
  Expenses, including waiver             .03%              .00%+          .44%      .25%         .34%         .00%+
  Expenses, excluding waiver             .83%             1.08%+          .73%      .75%         .84%         .75%+
  Net investment income                 5.55%           5.44%+           5.59%     5.95%        5.69%        4.75%+
  Portfolio turnover rate              72.53%            142.69%        85.26%    98.89%      137.31%      68.10%


 *Total return does not consider the effects of sales loads.

 +Not annualized.

 See Notes to Financial Statements.

4 HOW WE INVEST

Each Series invests primarily in a portfolio of intermediate-term (5-10 years) to long-term (over 10 years) municipal bonds, the interest on which is exempt from federal income tax in the opinion of bond counsel to the issuer. Except for the Florida Series, the interest on the municipal bonds in which each Series primarily invests also is exempt from its state's personal income tax, if any, in the opinion of bond counsel to the issuer. At present, Florida imposes no income tax on individuals. The per-share net asset value of each Series can be expected to fluctuate inversely as interest rates change. When interest rates rise, the value of securities in the portfolios, as well as the share values, generally will fall. Conversely, when interest rates fall, the value of securities in the portfolios and the share values generally will rise.

"Municipal bonds" used herein, and as more fully described in the Statement of Additional Information, are debt obligations issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, Puerto Rico, the Virgin Islands and Guam, and their political subdivisions, agencies and instrumentalities.

Each Series invests primarily in investment-grade municipal bonds rated at the time of purchase within the four highest grades assigned by Moody's Investors Service, Inc. ("Moody's"--Aaa, Aa, A, Baa), Standard & Poor's Ratings Services, Inc. ("S&P"--AAA, AA, A, BBB) or Fitch Investors Service ("Fitch" - AAA, AA, A,
BBB). Each Series also may invest in unrated municipal bonds exempt from federal income tax and its respective state's personal income tax, if any, which are determined by Lord Abbett to be of comparable quality to the rated bonds in which such Series may invest. At least 70% of the municipal bonds in each portfolio must be rated within or, if unrated, equivalent to, at the time of purchase, the three highest such grades. As much as 30% of the municipal bonds in each Series' portfolio may be rated within, or, if unrated, equivalent to, at the time of purchase, the fourth highest grade. Bonds of this grade, while regarded as having an adequate capacity to pay interest and repay principal, are considered to be of medium grade and have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. After a Series purchases a municipal bond, the issuer may cease to be rated, or its rating may be reduced below the minimum required for purchase, which could have an adverse effect on the market value of the issue. Neither event will require the elimination of the issue from a Series' portfolio.

The Fund's internal policy restricts investments to municipal bonds which are initially investment-grade, i.e., among the four highest grades mentioned above or their equivalent, and we aim to provide above-average tax-free income relative to comparable investment-grade, longer term municipal bond funds. In view of this internal policy and because we manage the maturities of our investments in accordance with our interest-rate expectations, we anticipate (i) a higher level of tax-free income than a short-term, tax-free municipal bond fund and (ii) a share value tending to fluctuate more than such a short-term fund, but consistent with an investment-grade, longer term municipal bond fund.

The two principal classifications of municipal bonds are "general obligation" and limited obligation or "revenue" bonds. General obligation bonds are secured by the pledge of faith, credit and taxing power of the municipality. The taxes or special assessments that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds are in most cases revenue bonds and do not generally constitute the pledge of the faith, credit or taxing power of the municipality. The credit quality of such municipal bonds is usually directly related to the credit standing of the user of the facilities. There are variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.

Each Series may purchase new issues of municipal bonds which are generally offered on a when-issued basis, with delivery and payment ("settlement") normally taking place approximately one month after the purchase date. However, the payment obligation and the interest rate to be received by the Series are each fixed on the purchase date. During the period between purchase and settlement, Series assets consisting of cash and/or high-grade marketable securities, marked to market daily, of a dollar amount sufficient to make payment at settlement will be segregated at our custodian. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date, which could result in depreciation of value. While we may sell when-issued securities prior to settlement, we intend to actually acquire such securities unless a sale appears desirable for investment reasons.

Under normal market conditions, each Series will attempt to invest 100% and, as a matter of fundamental policy, will invest at least 80% of its net assets in municipal bonds, the interest on which is exempt from federal income tax. Under normal market conditions, each Series also will attempt to invest 100% and, as a matter of fundamental policy, will invest at least 80% of its net assets in municipal bonds, the interest on which is exempt from its state's personal income taxes. At present, Florida does not impose a personal income tax. See "Dividends, Capital Gains Distributions and Taxes".

Although normally each Series intends to be fully invested in intermediate to long-term municipal bonds, a Series may temporarily invest in short-term tax-exempt securities meeting the above-described quality standards and, additionally, may temporarily put up to 20% of its assets in cash, in commercial paper of comparable investment quality or in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"), in order to improve liquidity or to create reserve purchasing power. Because interest earned from commercial paper or U.S. Government securities is taxable for federal income tax purposes, we intend to minimize temporary investments in such short-term securities.

Each Series may invest up to 20% of its net assets (less any amount invested in the temporary taxable investments described above) in "private activity bonds". Series dividends derived from interest on such bonds would be considered a preference item for purposes of the computation of the alternative minimum tax. Series dividends derived from such interest may increase the alternative minimum tax liability of corporate shareholders who are subject to that tax based on the excess of their adjusted current earnings over their taxable income.

Each Series intends to meet the diversification rules under Subchapter M of the Internal Revenue Code. Generally, this requires, at the end of each quarter of the taxable year, that (a) not more than 25% of each Series' total assets be invested in any one issuer and (b) with respect to 50% of each Series' total assets, not more than 5% of each Series' total assets be invested in any one issuer except U.S. Government securities. Since under these rules each Series may invest its assets in the securities of a limited number of issuers, the value of each Series' investments may be more affected by any single adverse economic, political or regulatory occurrence than in the case of a diversified investment company under the Investment Company Act of 1940, as amended (the "Act"). The identification of an "issuer" will be determined on the basis of the source of assets and revenues committed to meeting interest and principal payments of the securities. When the assets and revenues of a state's political subdivision are separate from those of the state government creating the subdivision, and the security is backed only by the assets and revenues of the subdivision, then the subdivision would be considered the sole issuer. Similarly, if a revenue bond is backed only by the assets and revenues of a nongovernmental user, then such user would be considered the sole issuer.

No Series intends to invest more than 25% of its total assets in any industry, except that each Series may, subject to the limits referred to in the preceding three paragraphs, invest more than 25% of such assets in a combination of U.S Government securities and in tax-exempt securities, including tax-exempt revenue bonds whether or not the users of any facilities financed by such bonds are in the same industry. Where nongovernmental users are in the same industry, there may be additional risk to that Series in the event of an economic downturn in such industry, which may result generally in a lowered ability of such users to make payments on their obligations. Electric utility and health care are typical but not all inclusive of the industries in which this 25% may be exceeded. The former is relatively stable but subject to rate regulation vagaries. The latter suffers from two main problems -- affordability and access. Tax-exempt securities issued by governments or political subdivisions of governments are not considered part of any "industry".

Each Series may invest up to 20% of its net assets in residual interest bonds ("RIBs") to enhance and increase portfolio duration. None of the Series invested more than 9% of its net assets in RIBs at any time during the fiscal year ended October 31, 1996. A RIB, sometimes referred to as an inverse floater, is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security. Changes in the interest rate on the other security inversely affect the residual interest rate paid on the RIB, with the result that when interest rates rise, RIBs' interest payments are lowered and their value falls faster than other similar fixed-rate bonds. In an effort to mitigate this risk, the Fund purchases other fixed-rate bonds which are less volatile. When interest rates fall, not only do RIBs provide interest payments that are higher than other similar fixed-rate bonds, but their values also rise faster than other similar fixed-rate bonds.

Each Series may invest up to 15% of its net assets in illiquid securities. Bonds determined by the Trustees to be liquid pursuant to Securities and Exchange
Commission Rule 144A ("Rule 144A") will not be subject to this limit. Investments by a Series in Rule 144A securities initially determined to be liquid could have the effect of diminishing the level of such Series' liquidity during periods of decreased market interest in such securities. Under Rule 144A, a qualifying security may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment.

No Series may borrow money, except that (i) each Series may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) each Series may borrow up to an additional 5% of its total assets for temporary purposes, and (iii) each Series may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

PORTFOLIO TURNOVER. Portfolio turnover rates for the fiscal year ended October 31, 1996 for the Florida, Michigan and Pennsylvania Series were 167.95%, 85.26% and 78.30%, respectively, compared to 142.04%, 98.89% and 126.11% for the prior fiscal year. Turnover rates changed due to increases or decreases in purchases and sales of portfolio securities relating to purchases and redemptions of our shares and some portfolio restructuring. The portfolio turnover rate for the Georgia Series for the fiscal year ended October 31, 1996 was 72.53% compared to 142.69% for the period December 27, 1994 to October 31, 1995.

OPTIONS AND FINANCIAL FUTURES CONTRACTS . Each Series may deal in options on securities, securities indexes and financial futures transactions, including options on financial futures. The Series may write (sell) covered call options and secured put options on up to 25% of its net assets and may purchase put and call options provided that no more than 5% of its net assets may be invested in premiums on such options. None of the Series is currently employing any of the options and financial futures transactions described above.

RISK FACTORS. Securities in which we may invest are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors and laws which may be enacted extending the time of payment of principal and interest, or both. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for payment of principal and interest may be materially affected or their obligations may be found to be invalid or unenforceable.

The ability of each Series to achieve its objective is based on the expectation that the issuers of the municipal bonds in each Series' portfolio will continue to meet their obligations for the payment of principal and interest. The following are brief summaries of certain factors affecting the Florida, Georgia, Michigan and Pennsylvania Series. Also, there follows a brief summary regarding Puerto Rico bonds which may be purchased by each Series. These summaries do not purport to be complete and are based upon information derived from publicly-available documents relating to each state involved, which information has not been independently verified by the Fund. For more detailed discussions of the risks applicable to each Series, see the Statement of Additional Information.

FLORIDA BONDS-RISK FACTORS. Florida, in terms of population, is one of the largest states in the United States. The State has grown dramatically since 1980. Its population includes a large proportion of senior citizens who have moved to the State after retirement. Recently, the share of the State's working age population (18-59) to total State population was approximately 54%. That share is not expected to change appreciably into the twenty-first century. Because Florida has a proportionally greater retirement age population than the rest of the nation and the southeast, property income (dividends, interest and rent) and transfer payments (Social Security and pension benefits, among other sources of income) are a relatively more important source of income.

Through the 1980s, Florida's unemployment rate was below that of the rest of the nation. Between 1989 and 1994 however, the unemployment rate was above the national average but since 1995, it has been below the national average. Florida's dependency on the highly cyclical construction and construction-related manufacturing sectors has declined. Tourism is now one of Florida's most important industries. Over the years, this industry has become more sophisticated, attracting visitors year-round, thus, to a degree, reducing its seasonality.

Florida's Constitution permits issuance of State bonds pledging the full faith and credit of the State, with the vote of the electors, to finance or refinance fixed-capital outlay projects. Revenue Bonds may be issued by the State or its agencies without a vote of Florida's electors only to finance or refinance the cost of State fixed-capital outlay projects which shall be payable solely from funds derived directly from sources other than State tax revenues.

GEORGIA BONDS-RISK FACTORS. The largest sources of employment in Georgia, in descending order, are wholesale and retail trade; services; manufacturing; government; transportation and other public utilities contract construction; finance; insurance and real estate; and mining. The largest sources of government revenues are the State's personal income tax and general sales and use tax.

MICHIGAN BONDS-RISK FACTORS. Michigan's economy remains heavily concentrated in the manufacturing sector, although the relative percentage of total employment accounted for by manufacturing has declined in recent years. Despite the contraction of the automobile industry in the State, it has remained the most significant portion of the State's manufacturing sector. The State's per capita income stands slightly above the national level and the State's unemployment rate stands at the national average.

The State has had deficits carried forward during recent fiscal years, but showed a surplus in fiscal 1995-96 which is estimated to be $6.2 million.

PENNSYLVANIA BONDS-RISK FACTORS. The Commonwealth of Pennsylvania is one of the most populous states, ranking fifth behind California, New York, Texas, and Florida. Pennsylvania is an established, yet growing, state with a diversified economy. It is headquarters for 60 major corporations and the home for more than 272,764 businesses. Pennsylvania has been historically identified as a heavy-industry state, although that reputation has recently changed as the industrial composition of Pennsylvania diversified when the coal, steel and railroad industries began to decline. The major new sources of growth are in the service sector, including trade, medical and health services, education and financial institutions. Pennsylvania is highly urbanized, with approximately 79% of the Commonwealth's total population contained in the metropolitan areas which include the cities of Philadelphia and Pittsburgh.

Pennsylvania's natural resources include major deposits of coal, oil, gas and limestone. Its workforce is more than 5.9 million, ranking as the sixth largest labor pool in the nation. After experiencing operating deficits in fiscal 1990 and 1991, for fiscal 1992, 1993, 1994 and 1995 the Commonwealth's General Fund recorded an operating surplus. As a result of that surplus, the fund balance has increased and the unreserved-undesignated fund deficit that existed in 1992 has been eliminated.

PUERTO RICO-RISK FACTORS. The Fund may have significant investments in bonds issued by the Commonwealth of Puerto Rico and its instrumentalities. The economy of Puerto Rico is dominated by diversified manufacturing and service sectors. It is closely integrated, through extensive trade, with that of the mainland United States, and its economic health is closely tied to the price of oil and the state of the U.S. economy. Puerto Rico has a rate of unemployment exceeding the U.S. average.

Puerto Rico's economy has experienced significant growth since fiscal 1989. Continued growth in fiscal 1996 and 1997 will depend on several factors, including the state of the U.S. economy, the relative stability of the price of oil and borrowing costs.

5 PURCHASES

GENERAL

HOW MUCH SHOULD YOU INVEST? You may buy our shares through any independent securities dealer having a sales agreement with Lord Abbett Distributor LLC ("Lord Abbett Distributor"), our exclusive selling agent. Place your order with your investment dealer or send it to Lord Abbett Tax-Free Income Trust (P.O. Box 419100, Kansas City, Missouri 64141). The minimum initial investment is $1,000 except for Invest-A-Matic and Div-Move ($250 initial and $50 subsequent minimum) and Retirement Plans ($250 minimum). See "Shareholder Services". For information regarding proper form of a purchase or redemption order, call the Fund at 800-821-5129. This offering may be suspended, changed or withdrawn. Lord Abbett Distributor reserves the right to reject any order.

The net asset values of our shares are calculated every business day as of the close of the New York Stock Exchange ("NYSE") by dividing net assets by the number of shares outstanding. Securities are valued at their market value, as more fully described in the Statement of Additional Information.

BUYING SHARES THROUGH YOUR DEALER. Orders for shares received by the Fund prior to the close of the NYSE, or received by dealers prior to such close and received by Lord Abbett Distributor in proper form prior to the close of its business day, will be confirmed at the applicable public offering price effective at such NYSE close. Orders received by dealers after the NYSE closes and received by Lord Abbett Distributor prior to the close of its next business day are executed at the applicable public offering price effective as of the close of the NYSE on that next business day. The dealer is responsible for the timely transmission of orders to Lord Abbett. A business day is a day on which the NYSE is open for trading.

Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares during such period, or pay an additional concession to a dealer who, during a specified period, sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Lord Abbett Distributor may from time to time implement promotions under which Lord Abbett Distributor will pay a fee to dealers with respect to certain purchases not involving imposition of a sales charge. Additional payments may be paid from Lord Abbett Distributor's own resources and will be made in the form of cash or, if permitted, non-cash payments. The non-cash payments will include business seminars at resorts or other locations, including meals and entertainment, or the receipt of merchandise. The cash payments will include payment of various business expenses of the dealer.

In selecting dealers to execute portfolio transactions, if two or more dealers are considered capable of providing best execution, we may prefer the dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds.

FLORIDA SERIES. The Florida Series offers investors Class A and Class C shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will be likely to have different share prices. Investors considering an investment in the Florida Series should pay particular attention to the sections below headed "Investment in the Florida Series", "Buying Class A shares" and "Buying Class C shares".

GEORGIA, MICHIGAN AND PENNSYLVANIA SERIES . Each of the above Series is a single-class series, offering Class A shares only. Investors considering an investment in any of the above Series should read the section below headed "Buying Class A shares" carefully.

INVESTMENT IN FLORIDA SERIES. Investors in the Florida Series should read this section carefully to determine which class represents the best investment option for their particular situation.

CLASS A SHARES. If you buy Class A shares of any Series, you pay an initial sales charge on investments of less than $1 million (or on investments for employer-sponsored retirement plans under the Internal Revenue Code (hereinafter referred to as "Retirement Plans") with less than 100 eligible employees). If you purchase Class A shares of the Florida Series as part of an investment of at least $1 million (or for Retirement Plans with at least 100 eligible employees) in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but if you redeem any of those shares within 24 months after the month in which you buy them, you may pay to the Florida Series a contingent deferred sales charge ("CDSC") of 1%. The Florida Series Class A shares are subject to service and distribution fees that are currently estimated to total annually approximately 0.23 of 1% of the annual net asset value of the Class A shares. Until the Rule 12b-1 Plans of the Georgia, Michigan and Pennsylvania Series become operative, all purchases of shares of such Series (including those over $1 million) are subject to an initial sales charge but not to service and distribution fees. The initial sales charge rates, the CDSC and the Rule 12b-1 Plans applicable to the Class A shares are described in "Buying Class A Shares" below.

CLASS C SHARES. If you buy Class C shares (offered only by the Florida Series), you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you will normally pay the Florida Series a CDSC of 1%. Class C shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class C shares. The CDSC and the Rule 12b-1 Plan applicable to the C shares are described in "Buying Class C Shares" below.

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that the Florida Series is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial adviser. The Series' class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial adviser with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Series, using the sales charge rates that apply to Class A and Class C, and considering the effect of the higher distribution fee on Class C expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary, based on the Series' actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase. The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

HOW LONG DO YOU EXPECT TO HOLD ON YOUR INVESTMENT? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class C shares for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the CDSC does not apply to amounts you redeem after holding them for one year.

However, if you plan to invest more than $100,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become. This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more appropriate than Class C for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more appropriate than Class C. If you are investing $500,000 or more, Class A may become more desirable as your investment horizon approaches 3 years or more.

For most investors who invest $1 million or more or for Retirement Plans with at least 100 eligible employees, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, Lord Abbett Distributor normally will not accept purchase orders for Class C shares from a single investor (i) for $1,000,000 or more or (ii) for Retirement Plans with at least 100 eligible employees.

Investing for the Longer Term. If you plan to invest more than $100,000 in the Florida Series over the long term, Class A shares will likely be more advantageous than Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Rights of Accumulation.

Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, and should not be relied on as rigid guidelines.

ARE THERE DIFFERENCES IN ACCOUNT FEATURES THAT MATTER TO YOU? Some account features are available in whole or in part to Class A and Class C shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year). You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class C shareholders will be reduced by the expenses borne solely by that class, such as the higher distribution fee to which Class C shares are subject, as described below.

HOW DOES IT AFFECT PAYMENTS TO MY BROKER? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares. It is important that investors understand that the primary purpose of the CDSC and distribution fee for Class C shares is the same as the primary purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares. The CDSC, if payable, reduces the Class C distribution fee expenses for the Fund and Class C shareholders.

BUYING CLASS A SHARES (ALL SERIES).
For each Series, the offering price of Class A shares is based on the per-share net asset value next computed after your order is accepted, plus a sales charge as follows.

                      Sales Charge as a            Dealer's
                      Percentage of:               Concession
                                                   as a           To Compute
                                        Net        Percentage     Offering
                            Offering   Amount      of Offering    Price, Divide
  Size of Investment         Price    Invested     Price          NAV by
-------------------------------------------------------------------------------
  Less than $50,000          4.75%    4.99%           4.00%        .9525
--------------------------------------------------------------------------------
  $50,000 to $99,999         4.75%    4.99%            4.25%        .9525
-------------------------------------------------------------------------------
  $100,000 to $249,999       3.75%    3.90%            3.25%        .9625
----------------------------------------------------------------------------
  $250,000 to $499,999       2.75%    2.83%            2.50%        .9725
-------------------------------------------------------------------------------
  $500,000 to $999,999       2.00%    2.04%            1.75%        .9800
-----------------------------------------------------------------------------
  $1,000,000 or more         No Sales Charge           1.00%+       1.0000
-------------------------------------------------------------------------------
The following $1 million category is for each of the Georgia, Michigan and Pennsylvania Series until each such
Series'  Rule 12b-1 Plan  becomes  effective,  at which time the sales  charge table above will apply to such Series.
------------------------------------------------------------------------------
  $1,000,000 or more         1.00%    1.01%              1.00%       .9900
------------------------------------------------------------------------------
 +Authorized institutions receive concessions on purchases made by a retirement plan or other qualified purchaser within a 12-month period (beginning with the first net asset value purchase) as follows: 1.00% on purchases of $5 million,
  0.55% of the next $5 million, 0.50% of the next $40 million and 0.25% on purchases over $50 million. See "Class A Rule 12b-1 Plan" below.


CLASS A SHARE VOLUME DISCOUNTS . This section describes several ways to qualify for a lower sales charge when purchasing Class A shares if you inform Lord Abbett or the Fund that you are eligible at the time of purchase.

(1) Any purchaser (as described below) may aggregate a Class A share purchase in the Fund with share purchases of any other eligible Lord Abbett-sponsored fund, together with the current value at maximum offering price of any shares in the Fund and in any eligible Lord Abbett-sponsored funds held by the purchaser. (Holdings in the following funds are not eligible for the above rights of accumulation: Lord Abbett Equity Fund ("LAEF"), Lord Abbett Series Fund ("LASF"), any series of the Lord Abbett Research Fund if not offered to the general public ("LARF") and Lord Abbett U.S. Government Securities Money Market Fund ("GSMMF"), except for existing holdings in GSMMF which are attributable to shares exchanged from a Lord Abbett-sponsored fund.) (2) A purchaser may sign a non-binding 13-month statement of intention to invest $100,000 or more in the Fund or in any of the above eligible funds. If the intended purchases are completed during the period, each purchase will be at the sales charge, if any, applicable to the aggregate of such purchaser's intended purchases. If not completed, each purchase will be at the sales charge for the aggregate of the actual purchases. Shares issued upon reinvestment of dividends or distributions are not included in the statement of intention. The term "purchaser" includes
(i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust qualified under Section 401 of the Internal Revenue Code -- more than one qualified employee benefit trust of a single employer, including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee as one account), although more than one beneficiary is involved.

CLASS A NET ASSET VALUE PURCHASES. Each Series' Class A shares may be purchased at net asset value by our trustees, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett Distributor who consents to such purchases or by the trustee or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of any national securities trade organization to which Lord Abbett or Lord Abbett Distributor belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms "trustees" and "employees" include a trustees' or employees' spouse (including the surviving spouse of a deceased trustee or employee). The terms "trustees" and "employees of Lord Abbett" also include other family members and retired trustees and employees. Our shares also may be purchased at net asset value (a) at $1 million or more with respect to the Florida Series, (b) with dividends and distributions from other Lord Abbett-sponsored funds, except for dividends and distributions on shares of LARF, LAEF and LASF, (c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for share purchases representing the repayment of principal and interest, (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, (e) by employees, partners and owners of unaffiliated consultants and advisers to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide services to Lord Abbett or Lord Abbett Distributor on such funds on a continuing basis and are familiar with such funds, (f) through retirement plans with at least 100 eligible employees and (g) subject to appropriate documentation, through a securities dealer where the amount invested represents redemption proceeds from shares ("Redeemed Shares") of a registered open-end management investment company not distributed or managed by Lord Abbett or Lord Abbett Distributor (other than a money market fund), if such redemptions have occurred no more than 60 days prior to the purchase of our shares, the Redeemed Shares were held for at least six months prior to redemption and the proceeds of redemption were maintained in cash or a money market fund prior to purchase. Purchasers should consider the impact, if any, of contingent deferred sales charges in determining whether to redeem shares for subsequent investment in our shares. Lord Abbett Distributor may suspend or terminate the purchase option referred to in (g) above at any time and on June 1, 1997, we plan to terminate this purchase option.

CLASS ARULE 12B-1 PLAN. Each Series has adopted a Class A share Rule 12b-1 Plan (the "A Plans", each an "A Plan") which authorizes Lord Abbett to pay fees to authorized institutions in order to provide additional incentives for them (a) to provide continuing information and investment services to those shareholder accounts and otherwise to encourage their accounts to remain invested in the Series and (b) to sell Class A shares of the Series. The A Plan fees indicated below will become operative on the first day (the "operative date") of the calendar quarter subsequent to a Series' net assets reaching $100 million. The Fund cannot estimate when the net assets will reach the required level for the A Plans of the Georgia, Michigan and Pennsylvania Series. The Florida Series A Plan is operative. Under the A Plans, in order to save on the expense of shareholders meetings and to provide flexibility to the Board of Trustees, the Board, including a majority of the outside trustees who are not "interested persons" of the Fund as defined in the Investment Company Act of 1940, is authorized to approve annual fee payments from our Class A assets of up to 0.50 of 1% of the average net asset value of such assets consisting of distribution and service fees, each at a maximum annual rate not exceeding 0.25 of 1% (the "Fee Ceiling").

Under the A Plans, the Board has approved payments (after the operative date of a plan) by the Fund to Lord Abbett Distributor which uses or passes on to authorized institutions (1) an annual service fee (payable quarterly) of .25% of the average daily net asset value of the Class A shares serviced by authorized institutions; and (2) a one-time distribution fee of up to 1% (reduced according to the following schedule: 1% of the first $5 million, .55% of the next $5 million, .50% of the next $40 million and .25% over $50 million), payable at the time of sale on all Class A shares sold during any 12-month period starting from the day of the first net asset value sale (i) at the $1 million level by authorized institutions, including sales qualifying at such level under the rights of accumulation and statement of intention privileges; or (ii) through Retirement Plans with at least 100 eligible employees. In addition, the Board has approved for those authorized institutions which qualify, a supplemental annual distribution fee equal to 0.10% of the average daily net asset value of the Class A shares serviced by authorized institutions which have a satisfactory program for the promotion of such shares comprising a significant percentage of the Class A assets, with a lower than average redemption rate. Institutions and persons permitted by law to receive such fees are "authorized institutions".

Under the A Plans, Lord Abbett Distributor is permitted to use payments received to provide continuing services to Class A shareholder accounts not serviced by authorized institutions and, with Board approval, to finance any activity which is primarily intended to result in the sale of Class A shares. Any such payments are subject to the Fee Ceiling. Any payments under the A Plan not used by Lord Abbett Distributor in this manner are passed on to authorized institutions.

Holders of shares on which the 1% sales distribution fee has been paid may be required to pay to the Series, on behalf of its Class A shares, a CDSC of 1% of the original cost or the then net asset value, whichever is less, of all Class A shares so purchased which are redeemed out of the Lord Abbett-sponsored family of funds on or before the end of the twenty-fourth month after the month in which the purchase occurred. (An exception is made for redemptions by Retirement Plans due to any benefit payment such as Plan loans, hardship withdrawals, death, retirement or separation from service with respect to plan participants or the distribution of any excess contributions.) If the Class A shares have been exchanged into another Lord Abbett series or fund and are thereafter redeemed out of the Lord Abbett family on or before the end of such twenty-fourth month, the charge will be collected for the Series by the other Series or fund. Each Series will collect such a charge for other Series and other Lord Abbett-sponsored funds in a similar situation. Shares of a fund or series on which the 1% sales distribution fee has been paid may not be exchanged into a fund or series with a Rule 12b-1 Plan for which the payment provisions have not been in effect for at least one year.

BUYING CLASS C SHARES (FLORIDA SERIES ONLY) Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed for cash before the first anniversary of their purchase, a CDSC of 1% may be deducted from the redemption proceeds. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The Class C CDSC is paid to the Florida Series to reimburse it, in whole or in part, for the service and distribution fee payment made by the Florida Series at the time such shares were sold, as described below.

To determine whether the CDSC applies to a redemption, the Florida Series redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for one year or more, and (3) shares held the longest before the first anniversary of their purchase. If Class C shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by the other fund on behalf of the Florida Series' Class C shares. The Series will collect such a charge for other Lord Abbett-sponsored funds in a similar situation.

CLASS C RULE 12B-1 PLAN. The Florida Series has adopted a Class C share Rule 12b-1 Plan (the "C Plan") under which (except as to certain accounts for which tracking data is not available) the Florida Series pays authorized institutions through Lord Abbett Distributor (1) a service fee and a distribution fee, at the time shares are sold, not to exceed 0.25 and 0.75 of 1%, respectively, of the net asset value of such shares and (2) at each quarter-end after the first anniversary of the sale of shares, fees for services and distribution at annual rates not to exceed 0.25 and 0.75 of 1%, respectively, of the average annual net asset value of such shares outstanding (payments with respect to shares not outstanding during the full quarter to be prorated). These service and distribution fees are for purposes similar to those mentioned above with respect to the A Plans. Sales in clause
(1) exclude shares issued for reinvested dividends and distributions and shares outstanding in clause (2) include shares issued for reinvested dividends and distributions after the first anniversary of their issuance. Lord Abbett Distributor may retain from the quarterly distribution fee, for the payment of distribution expenses incurred directly by it, an amount not to exceed .10% of the average annual net asset value of such shares outstanding.

6 SHAREHOLDER SERVICES

We offer the following shareholder services:
TELEPHONE EXCHANGE PRIVILEGE: Shares of any Series may be exchanged, without a service charge, (a) for those of any other Series or any available Lord
Abbett-sponsored fund, except for (i) LAEF, LASF and LARF and (ii) certain tax-free, single-state series where the exchanging shareholder is a resident of a state where such shares are not offered for sale and (b) for shares of any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria (together, "Eligible Funds").

You or your representative with proper identification can instruct the Fund to exchange uncertificated shares by telephone. Shareholders have this privilege unless they refuse it in writing. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine and will employ reasonable procedures to confirm that instructions received are genuine, including requesting proper identification and recording all telephone exchanges. Instructions must be received by the Fund in Kansas City
(800-821-5129) prior to the close of the NYSE to obtain each fund's net asset value per share on that day. Expedited exchanges by telephone may be difficult to implement in times of drastic economic or market changes. The exchange privilege should not be used to take advantage of short-term swings in the market. The Fund reserves the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. The Fund can revoke the privilege for all shareholders upon 60 days' prior written notice. A prospectus for the other Lord Abbett-sponsored fund selected by you should be obtained and read before an exchange. Exercises of the Exchange Privilege will be treated as sales for federal income tax purposes and, depending on the circumstances, a capital gain or loss may be recognized.

SYSTEMATIC WITHDRAWAL PLAN ("SWP"): If the maximum offering price value of your non-certificated shares is at least $10,000, you may have periodic cash withdrawals automatically paid to you in either fixed or variable amounts. For Class C shares (Florida series only), redemption proceeds due to a SWP will be derived from the following sources in the order listed: (1) shares acquired by reinvestment of dividends and capital gains; (2) shares held for one year or more; and (3) shares held the longest before the first anniversary of their purchase.

DIV-MOVE: You can invest the dividends paid on your account ($50 minimum investment) into an existing account in any other Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse or a custodial account for your minor child under the age of 21. Such dividends are not subject to a CDSC. You should read the prospectus of the other fund before investing.

INVEST-A-MATIC: Invest-A-Matic allows fixed, periodic investments ($50 minimum investment) into the Fund and/or any Eligible Fund by means of automatic money transfers from your bank checking account. You should read the prospectus of the other fund before investing.

HOUSEHOLDING: A single copy of an annual or semi-annual report will be sent to an address to which more than one registered shareholder of the Fund with the same last name has indicated mail is to be delivered, unless additional reports are specifically requested in writing or by telephone.

All correspondence should be directed to Lord Abbett Tax-Free Income Trust (P.O. Box 419100, Kansas City, Missouri 64141).

7 OUR MANAGEMENT

Our business is managed by our officers on a day-to-day basis under the overall direction of our Board of Trustees with the advice of Lord Abbett. We employ Lord Abbett as investment manager for each Series, pursuant to a Management Agreement. Lord Abbett has been an investment manager for over 67 years and currently manages approximately $21 billion in a family of mutual funds and advisory accounts. Under the Management Agreement, Lord Abbett provides us with investment management services and personnel, pays the remuneration of our officers and of our Trustees affiliated with Lord Abbett, provides us with office space and pays for ordinary and necessary office and clerical expenses relating to research, statistical work and supervision of our portfolios and certain other costs. Lord Abbett provides similar services to twelve other funds having various investment objectives and also advises other investment clients. Zane E. Brown, Lord Abbett partner and its Director of Fixed Income has been primarily responsible for the day-to-day management of the Fund since January 1, 1996, although he has been involved with the Fund's management since 1992. Mr. Brown delegates management duties to other Lord Abbett employees who may be Fund officers.

Under the Management Agreement, we are obligated to pay Lord Abbett a monthly fee at the annual rate of .50 of 1% of average daily net assets of each Series for each month. For the fiscal year ended October 31, 1996, Lord Abbett waived $28,910, $62,240, $152,438 and $40,660 in management fees for the Florida, Pennsylvania, Michigan and Georgia Series, respectively. As of July 12, 1996, Lord Abbett discontinued the fee waiver with respect to the Florida Series, and the full annual fee of .50 of 1% has been charged to such Series since July 15, 1996. In addition, we pay all expenses not expressly assumed by Lord Abbett. Our Class A share ratios of expenses, including management fee expenses, to average net assets for the fiscal year ended October 31, 1996 were .80%, .62%, .44% and
 .03% for the Florida, Pennsylvania, Michigan and Georgia Series, respectively. The Class A share expense ratios for these Series would have been .82%,
 .69%,.73% and .83% respectively, had Lord Abbett not waived all or a portion of its management fee.

The Management Agreement provides for each Series to repay Lord Abbett without interest for any expenses assumed by Lord Abbett on and after the first day of the calendar quarter after the net assets of each such Series first reach $50 million ("commencement date"), to the extent that the expense ratio of each Series (determined before taking into account any fee waiver or expense assumption) is less than .85%. Commencing with the first day of the calendar quarter after the net assets of the Series first reach $100 million, such repayments shall be made to the extent that such expense ratio so determined is less than 1.05%. The Series shall not be obligated to repay any such expenses after the earlier of the termination of the Agreement or the end of five full fiscal years after the commencement date. The Series will not record as obligations in their financial statements any expenses which may be repaid to Lord Abbett under this repayment formula unless such repayment is probable at the time. If such repayment is not probable, the Series will disclose in a note to their financial statements that such repayments are possible.

The Fund does not hold regular annual meetings and expects to hold meetings of shareholders only when necessary under applicable law or the terms of the Fund's Declaration of Trust. Under the Declaration of Trust, a shareholders' meeting may be called at the request of the holders of one-quarter of the outstanding stock entitled to vote. See the Statement of Additional Information for more details.

THE FUND. The Fund was organized as a Massachusetts business trust on September 11, 1991. Each outstanding share of a Series has one vote on all matters voted upon by that Series and an equal right to dividends and distributions of that Series. All shares have noncumulative voting rights for the election of trustees, and shares of each class have equal rights as to voting, dividends, assets and liquidation, except for differences resulting from class-specific expenses.

8 DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

Dividends from net investment income may be taken in cash or reinvested in additional shares at net asset value without a sales charge. If you elect a cash payment (i) a check will be mailed to you as soon as possible after the monthly reinvestment date or (ii) if you arrange for direct deposit, your payment will be wired directly to your bank account within one day after the payable date. You begin earning dividends on the business day on which payment for the purchase of your shares is received.

A long-term capital gains distribution is made when we have net profits during the year from sales of securities which we have held more than one year. If we realize net short-term capital gains, they also will be distributed. It is anticipated that any capital gains will be distributed in November. You may take them in cash or additional shares at net asset value without a sales charge.

Supplemental dividends and distributions may be paid in December or January. Dividends and distributions declared in October, November or December of any year to shareholders of record as of a date in such a month will be treated for federal income tax purposes as having been received by shareholders in that year if they are paid before February 1 of the following year.

We intend to continue to meet the requirements of Subchapter M of the Internal Revenue Code and to take any other action necessary to insure that we will pay no federal income tax and that each of the Series may pay "exempt-interest dividends". Dividends derived from our interest income on obligations exempt from federal income tax, when designated by the Fund as "exempt-interest dividends," will be exempt from federal income tax when received by shareholders. Dividends derived from income on our other investments or from any net realized short-term capital gains, will be taxable to shareholders as ordinary income, whether received in cash or shares. Dividends derived from net long-term capital gains which are designated by the Fund as "capital gains dividends" will be taxable to shareholders as long-term capital gains, whether received in cash or shares, regardless of how long a shareholder has held the shares. Under current law, net long-term capital gains are taxed at the rates applicable to ordinary income, except that the maximum rate for long-term capital gains for individuals is 28%. Legislation has been proposed which would have the effect of reducing the federal income tax rate on capital gains.

You may be subject to a $50 penalty under the Internal Revenue Code and we may be required to withhold and remit to the U.S. Treasury a portion (31%) of any redemption proceeds (including the value of shares exchanged into another Lord Abbett-sponsored fund) and of any taxable dividend or distribution on any account where the payee failed to provide a correct taxpayer identification number or to make certain required certifications.

Shareholders receiving Social Security benefits and certain railroad retirement benefits may be subject to federal income tax on up to 85% of such benefits as a result of receiving investment income, including tax-exempt income (such as exempt-interest dividends) and other distributions paid by the Fund. The tax will be imposed on up to one-half of such benefits only when the sum of the recipient's adjusted gross income (plus miscellaneous adjustments), tax-exempt income and one-half of Social Security income exceed $25,000 ($32,000 for individuals filing a joint return). The tax will be imposed on up to 85% only when such sum exceeds $34,000 for individuals ($44,000 for individuals filing a joint return). Shareholders receiving such benefits should consult their tax advisers.

FLORIDA TAXES -- Florida imposes no state personal income tax. However, Florida imposes an intangible personal property tax on shares of the Series owned by a Florida resident on January 1 of each year unless such shares qualify for an exemption from that tax. Shares of the Florida Series owned by a Florida resident will be exempt from the Florida intangible personal property tax provided that on January 1, the annual statutory assessment date, the Florida Series' portfolio includes only obligations of the State of Florida or a political subdivision thereof or obligations issued by the U.S. Government or certain other government authorities, for example, U.S. territories, ("U.S. Government obligations" and collectively "Florida exempt investments"). If, in any year on the statutory assessment date, the Florida Series were to hold assets other than Florida exempt investments including assets attributable to options and financial futures transactions in which the Florida Series may engage (see "How We Invest"), then a portion (which might be a significant portion) of the value of the Florida Series' shares would be subject to the Florida intangible personal property tax.

GEORGIA TAXES -- Dividends paid by the Georgia Series will be exempt from Georgia income tax to the extent they are derived from interest on obligations of the State of Georgia or U.S. Government obligations. Dividends, if any, derived from capital gains or other sources generally will be taxable to shareholders of the Georgia Series for Georgia income tax purposes. For purposes of the Georgia intangibles tax, shares of the Georgia Series are taxable to shareholders who are otherwise subject to the Georgia intangibles tax.

MICHIGAN TAXES -- Dividends paid by the Michigan Series to a Michigan resident will not be subject to the Michigan State Income Tax to the extent such dividends are derived from interest paid on obligations of the State of Michigan or a political subdivision thereof ("Michigan exempt investments"). Dividends and distributions derived from interest paid on, and any capital gains from the sale by the Michigan Series of, U.S. Government obligations, also will be exempt from the Michigan State Income Tax.

Shares of the Michigan Series are exempt from the Michigan Intangible Personal Property Tax to the extent that the portfolio of the Michigan Series consists of Michigan exempt investments or U.S. Government obligations as described above. Additionally, in determining yield for Intangible Personal Property Tax purposes, dividends and distributions derived from such obligations, and all capital gains distributions to the extent reinvested in shares of the Michigan Series, will be excluded from the yield calculation. The Michigan Intangible Personal Property Tax is repealed effective January 1, 1998.

Dividends paid by the Michigan Series will not be subject to the Michigan Single Business Tax to the extent such dividends are derived from interest on Michigan exempt investments or U.S. Government obligations, as discussed above. Other distributions, including those derived from capital gains from the sale by the Michigan Series of Michigan exempt investments or U.S. Government obligations, may be subject to the Michigan Single Business Tax if received by a business subject to such tax.

The portion of the Series' dividends and distributions received by a shareholder that is exempt from the Michigan State Income Tax or Michigan Single Business Tax may be reduced by interest or other expenses paid or incurred to purchase or carry shares of the Series.

PENSYLVANIA TAXES -- Dividends paid by the Pennsylvania Series will not be subject to the Pennsylvania Personal Income Tax or Corporate Net Income Tax to the extent that such dividends are attributable to interest derived from obligations of the Commonwealth of Pennsylvania or a political subdivision thereof or U.S. Government obligations (collectively, "Pennsylvania exempt investments"). Capital gains distributions paid out of the earnings of the Pennsylvania Series will be subject to the Pennsylvania Personal Income Tax and Corporate Net Income Tax. Dividends paid by the Pennsylvania Series to a Pennsylvania resident that are not derived from Pennsylvania exempt investments will be subject to the Pennsylvania Personal Income Tax, Corporate Net Income Tax and (for residents of Philadelphia) to the Philadelphia School District Investment Income Tax.

Shares of the Pennsylvania Series are exempt from Pennsylvania County Personal Property Taxes to the extent that the portfolio of the Pennsylvania Series consists of Pennsylvania exempt investments. This exemption, however, will not apply to the extent that on the annual statutory assessment date, which may fall between January 1 and January 15, the Pennsylvania Series' portfolio consists of securities not exempt from personal property taxes in Pennsylvania, including assets attributable to options and financial futures transactions in which the Pennsylvania Series may engage. See "How We Invest".

ANNUAL INFORMATION ---- Information concerning the tax treatment of dividends and other distributions will be mailed annually to shareholders. Each Series will also provide annually to its shareholders information regarding the source of dividends and distributions of capital gains paid by that Series. You should consult your tax adviser regarding the treatment of those distributions and state and local taxes generally and any proposed changes thereto as well as the tax consequences of gains or losses from the redemption, or exchange of our shares.

9 REDEMPTIONS

To obtain the proceeds of an expedited redemption of $50,000 or less, you or your representative with proper identification can telephone the Fund. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine and will employ reasonable procedures to confirm that instructions received are genuine, including requesting proper identification, recording all telephone redemptions and mailing the proceeds only to the named shareholder at the address appearing on the account registration.

If you do not qualify for the procedures described above, send your written redemption request to Lord Abbett Tax-Free Income Trust (P.O. Box 419100, Kansas City, Missouri 64141) with signature(s) and any legal capacity of the signer(s) guaranteed by an eligible guarantor, accompanied by any certificates for shares to be redeemed and other required documentation. We will make payment of the net asset value of the shares on the date the redemption order was received in proper form. Payment will be made within three business days. However, if you have purchased Fund shares by check and subsequently submit a redemption request, redemption proceeds will be paid upon clearance of your purchase check, which may take up to 15 days. To avoid delays, you may arrange for the bank upon which the check was drawn to communicate to the Fund that the check has cleared.

Shares also may be redeemed by the Fund at net asset value through your securities dealer who, as an unaffiliated dealer, may charge you a fee. If your dealer receives your order prior to the close of the NYSE and communicates it to Lord Abbett, as our agent, prior to the close of Lord Abbett's business day, you will receive the net asset value calculated that day. If the dealer does not communicate such an order to Lord Abbett until the next business day, you will receive the net asset value as of the close of the NYSE on that next business day.

Shareholders who have redeemed their shares have a one-time right to reinvest, into another account having the identical registration, in any of the Eligible Funds at net asset value (i) without the payment of a front-end sales charge or
(ii) with reimbursement for the payment of any CDSC. Such investment must be made within 60 days of the redemption and is limited to no more than the amount of the redemption proceeds.

Under certain circumstances and subject to prior written notice, our trustees, from time to time, may authorize redemption of all of the shares in any account in which there are fewer than 25 shares.

10 PERFORMANCE

Lord Abbett Tax-Free Income Trust completed its fiscal year on October 31, 1996 with aggregate net assets of $318.4 million.

Each Series seeks to provide shareholders with high current tax-free income from a portfolio of high-quality municipal bonds. Following are some of the factors that were relevant to the Series' performance over the past year, including market conditions and investment strategies pursued by the Fund's management.

We took advantage of the higher interest rate environment by increasing our position of higher yielding, long-term municipal bonds at the end of March. Because the movement of bonds' yields and prices are inversely related, we believe these securities will appreciate as the economy slows and long-term interest rates begin to come down. As always, the Trust invested in high-quality bonds with good call protection. Call protection has become increasingly important given the continued decrease in the supply of municipal bonds. Essential service revenue bonds, which finance services that typically are in constant demand, remain an important part of the Fund.

YIELD AND TOTAL RETURN. Yield, tax-equivalent yield and total return data may from time to time be included in advertisements about the Series. Each class of shares calculates its "yield" by dividing annualized net investment income per share during a recent 30-day period by the maximum offering price per share on the last day of that period. "Tax-equivalent yield" is calculated by dividing that portion of each class' yield (as determined above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of each class' yield that is not tax exempt. The yield and tax-equivalent yield of each class will differ because of the different expenses (including actual 12b-1 fees) of each class of shares. The yield data represents a hypothetical investment return on the portfolio, and does not measure an investment return based on dividends actually paid to shareholders. To show that return, a dividend distribution rate may be calculated. Dividend distribution rate is calculated by dividing the dividends of a class derived from net investment income during a stated period by the maximum offering price on the last day of the period. Yields and dividend distribution rate for Class A shares reflect the deduction of the maximum initial sales charge, but may also be shown based on the Series' net asset value per share. Yield for Class C shares do not reflect the deduction of the CDSC. "Total return" for the one-, five- and ten-year periods represents the average annual compounded rate of return on an investment of $1,000 in each Series at the maximum public offering price. When total return is quoted for Class A shares, it includes the payment of the maximum initial sales charge. When total return is shown for Class C shares, it reflects the effect of the applicable CDSC. Total return also may be presented for other periods or based on investment at reduced sales charge levels or net asset value. Any quotation of total return not reflecting the maximum initial sales charge (front-end or level) would be reduced if such sales charge were used. Quotations of yield or total return for any period when an expense limitation is in effect will be greater than if the limitation had not been in effect. See "Past Performance" in the Statement of Additional Information for a more detailed discussion.

This Prospectus does not constitute an offering in any jurisdiction in which such offer is not authorized or in which the person making such offer is not qualified to do so or to anyone to whom it is unlawful to make such offer. No person is authorized to give any information or to make any representations not contained or incorporated by reference in this Prospectus or, in supplemental literature authorized by the Fund, and no person is entitled to rely upon any information or representation not contained herein or therein.

The performance of Class A shares of the Florida Series shown in the comparison below will be greater than or less than that shown for Class C shares based on the differences in sales charges and fees paid by shareholders investing in different classes. Comparison of changes in value of a $10,000 investment in Class A shares of Florida Series, assuming reinvestment of all dividends and distributions, Lipper's Average of Florida tax-free funds and the Lehman Municipal Bond Index

            The Fund        The Fund     Lehman Brothers   Lipper's Average
          at Net Asset     at Maximum       Municipal      of Florida
Date         Value       Offering Price    Bond Index      Tax-Free Funds
-------------------------------------------------------------------------------
 9/25/91    $10,000        $9,520        $10,000         $10,000
10/31/91    $10,057        $9,575        $10,090         $10,886
10/31/92    $10,726        $10,211       $10,937         $10,934
10/31/93    $12,682        $12,073       $12,476         $12,475
10/31/94    $11,664        $11,103       $12,043         $11,869
10/31/95    $13,323        $12,684       $14,817         $13,316
10/31/96    $13,869        $13,203       $15,697         $13,984


                   Average Annual Total Return
                      for Class A Shares(1)

                 1 Year      5 Years     Life of Fund
                -0.80%       5.60%         5.59%

                  Average Annual Total Return
                   for Class C Shares(5)(6)

                        Life of Class
                      (7/12/96-10/31/96)
                            2.27%

Comparison of changes in value of a $10,000 investment in Class A shares of Pennsylvania Series, assuming reinvestment of all dividends and distributions, Lipper's Average of Pennsylvania tax-free funds and the Lehman Municipal Bond Index

             The Fund        The Fund     Lehman Brothers   Lipper's Average
          at Net Asset     at Maximum       Municipal      of Pennsylvania
Date         Value       Offering Price    Bond Index      Tax-Free Funds
-------------------------------------------------------------------------------
 2/3/92     $10,000        $9,520        $10,000         $10,000
10/31/92    $10,468        $9,966        $10,558         $10,680
10/31/93    $12,452        $11,855       $12,044         $11,967
10/31/94    $11,489        $10,937       $12,165         $11,509
10/31/95    $13,215        $12,581       $15,938         $12,864
10/31/96    $13,966        $13,296       $16,885         $13,542


                    Average Annual Total Return
                     for Class A Shares(1)

                      1 Year        Life of Fund
                      0.60%             6.18%

Comparison of changes in value of a $10,000 investment in Class A shares of Michigan Series, assuming reinvestment of all dividends and distributions, Lipper's Average of Michigan tax-free funds and the Lehman Municipal Bond Index


            The Fund        The Fund     Lehman Brothers   Lipper's Average
          at Net Asset     at Maximum       Municipal      of Michigan
Date         Value       Offering Price    Bond Index      Tax-Free Funds
-------------------------------------------------------------------------------
12/1/92     $10,000        $9,520        $10,000         $10,000
10/31/93    $11,600        $11,044       $11,207         $11,190
10/31/94    $10,754        $10,238       $12,016         $10,812
10/31/95    $12,409        $11,814       $14,796         $12,638
10/31/96    $13,095        $12,467       $15,675         $13,265


                    Average Annual Total Return
                       for Class A Shares(1)

                    1 Year          Life of Fund
                    0.50%                5.80%

Comparison of changes in value of a $10,000 investment in Class A shares of Georgia Series, assuming reinvestment of all dividends and distributions, Lipper's Average of Georgia tax-free funds and the Lehman Municipal Bond Index


            The Fund        The Fund     Lehman Brothers   Lipper's Average
          at Net Asset     at Maximum       Municipal      of Georgia
Date         Value       Offering Price    Bond Index      Tax-Free Funds
-------------------------------------------------------------------------------
12/27/94     $10,000        $9,520        $10,000         $10,000
10/31/95     $11,315        $10,772       $11,445         $11,391
10/31/96     $12,071        $11,492       $12,125         $11,996


                    Average Annual Total Return
                       for Class A Shares(1)

                    1 Year         Life of Fund
                    1.50%            7.81%

(1)Total return is the percent change in value, after deduction of the maximum initial sales charge of 4.75%, applicable to Class A shares with all dividends and distributions reinvested for the periods shown ending October 31, 1996 using the SEC-required uniform method to compute such return. A portion of each Series' management fee has been waived. (2)Data reflects the deduction of the maximum initial sales charge of 4.75%, applicable to Class A shares. (3)Source:
Lipper Analytical Services. (4)Performance numbers for the unmanaged Lehman Municipal Bond Index do not reflect transaction costs or management fees. An investor cannot invest directly in the Index. This Index is composed of municipal bonds from many different states and, therefore, it may not be a valid comparison to a single-state municipal bond portfolio, such as each Series.
(5)The Class commencement operation on 7/15/96. Performance numbers are not annualized. (6)Performance reflects the deduction of 1% CDSC.

Investment Manager and Underwriter
Lord, Abbett & Co. and Lord Abbett Distributor LLC
The General Motors Building
767 Fifth Avenue
New York, New York 10153-0203
212-848-1800

Custodian
The Bank of New York
48 Wall Street
New York, New York 10286

Transfer Agent and Dividend
Disbursing Agent
United Missouri Bank of Kansas City, N.A.
Tenth and Grand
Kansas City, Missouri 64141

Shareholder Servicing Agent
DST Systems, Inc.
P.O. Box 419100
Kansas City, Missouri 64141
800-821-5129

Auditors
Deloitte & Touche LLP

Counsel
Debevoise & Plimpton

LORD ABBETT

Statement of Additional Information                    March 1, 1997


                                                    LORD ABBETT
                                                     TAX-FREE
                                                   INCOME TRUST

--------------------------------------------------------------------------------


This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor"), The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. This Statement relates to, and should be read in conjunction with, the Prospectus dated March 1, 1997.

Lord Abbett Tax-Free Income Trust (the "Fund") was organized as a Massachusetts business trust on September 11, 1991. The Fund's Board of Trustees has authority to create separate series of shares of beneficial interest, without further action by shareholders. To date, the Fund has four series of shares: the Florida Series, the Georgia Series, the Michigan Series and the Pennsylvania Series (each a "Series"). The Florida Series consists of two classes of shares: Class A and Class C. The other Series consist of a single class of shares only: Class A. Although no present plans exist, further series may be added in the future. The Investment Company Act of 1940, as amended (the "Act") requires that where more than one series exists, each series must be preferred over all other series in respect of assets specifically allocated to such series.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, the Rule exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of directors from the separate voting requirements of the Rule.

Shareholder inquiries should be made by writing directly to the Fund or by calling 800-821-5129. In addition, you can make inquiries through your dealer.

TABLE OF CONTENTS                                                    PAGE

 1.      Investment Policies                                          2
 2.      Trustees and Officers                                        9
 3.      Investment Advisory and Other Services                      11
 4.      Portfolio Transactions                                      12
 5.      Purchases, Redemptions
         and Shareholder Services                                    13
 6.      Taxes                                                       19
 7. Risk Factors Regarding Investments in Florida, Georgia Michigan, Pennsylvania and Puerto Rico Municipal Bonds 20
 8.      Past Performance                                            25
 9.      Further Information About the Trust                         26
10.      Financial Statements                                        27

                                                        1.
                                                INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS
Each Series may not: (1) borrow money (except that (i) the Series may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law); (2) pledge its assets (other than to secure borrowings or to the extent permitted by the Series' investment policies as permitted by applicable law; (3) engage in the underwriting of securities except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws; (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Series may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law; (5) buy or sell real estate (except that each Series may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), commodities or commodity contracts (except to the extent the Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts); (6) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding tax-exempt securities financing facilities in the same industry or issued by nongovernmental users and securities of the U.S. Government, its agencies and instrumentalities); or (7) issue senior securities to the extent such issuance would violate applicable law.

With respect to the restrictions mentioned herein, compliance therewith will not be affected by change in the market value of portfolio securities but will be determined at the time of purchase or sale of such securities.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition to the investment restrictions above which cannot be changed without shareholder approval, we also are subject to the following non-fundamental investment policies which may be changed by the Board of Trustees without shareholder approval. Each Series may not: (1) borrow in excess of 5% of its gross assets taken at cost or market value, whichever is lower at the time of borrowing, and then only as a temporary measure for extraordinary or emergency purposes; (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law; (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933 deemed to be liquid by the Board of Trustees; (4) invest in securities of other investment companies, except as permitted by applicable law; (5) invest in securities of issuers which, with their predecessors, have a record of less than three years of continuous operation, if more than 5% of such Series' total assets would be invested in such securities (this restriction shall not apply to mortgaged-backed securities, asset-backed securities or obligations issued or guaranteed by the U. S. government, its agencies or instrumentalities); (6) hold securities of any issuer when more than 1/2 of 1% of the issuer's securities are owned beneficially by one or more of the Series' officers or trustees or by one or more partners of the Fund's underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer;
(7) invest in warrants if, at the time of acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of such Series' total assets (included within such limitation, but not to exceed 2% of such Series' total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange; (8) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that such Series may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities; (9) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's prospectus and statement of additional information, as they may be amended from time to time; or (10) buy from or sell to any of its officers, trustees, employees, or its investment adviser or any of its officers, trustees, partners or employees, any securities other than shares of beneficial interest in a Series of the Fund.

With respect to each Series, there is no fundamental policy or restriction with respect to diversification, but each Series will be required to meet the diversification rules under Subchapter M of the Internal Revenue Code.

While each of the Series may take short-term gains if deemed appropriate, normally, the Series will hold securities in order to realize interest income exempt from federal income tax and, where applicable, its state's personal income tax, consistent with reasonable risks. For the fiscal year ended October 31, 1996 the portfolio turnover rates for the Florida, Michigan and Pennsylvania Series were 167.95%, 85.26% and 78.30% , respectively, versus 142.04%, 98.89%
and 126.11%, respectively for the prior year. The portfolio turnover rate for the Georgia Series for the fiscal year ended October 31, 1996 was 72.53% versus 142.69% for the period December 27, 1994 to October 31, 1995.

The liquidity of a Rule 144A security will be a determination of fact for which the trustees are ultimately responsible. However, the trustees may delegate the day-to-day function of such determinations to Lord Abbett, subject to the Trustees' oversight. Examples of factors which the trustees may take into account with respect to a Rule 144A security include the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, dealer undertakings to make a market in the security and the nature of the security and the nature of the marketplace (e.g., the time period needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

OTHER  INVESTMENT   RESTRICTIONS  (WHICH  CAN  BE  CHANGED  WITHOUT  SHAREHOLDER
APPROVAL)

MUNICIPAL BONDS

In general, municipal bonds are debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, Puerto Rico and Guam and by their political subdivisions, agencies and instrumentalities. Municipal bonds are issued to obtain funds for various public purposes, including the construction of bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. They may be used to refund outstanding obligations, to obtain funds for general operating expenses or to obtain funds to lend to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations. In addition, the term "municipal bonds" includes certain types of "private activity" bonds, including industrial development bonds issued by public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain facilities for water supply, gas, electricity, or sewage or solid waste disposal. Under the Tax Reform Act of 1986, substantial limitations have been imposed on new issues of municipal bonds to finance privately- operated facilities. The interest on municipal bonds generally is excludable from gross income for federal income tax purposes of most investors. The two principal classifications of municipal bonds are "general obligation" and limited obligation or "revenue bonds". General obligation bonds are secured by the pledge of the faith, credit and taxing power of the municipality for the payment of principal and interest. The taxes or special assessments that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. "Private activity" bonds, including industrial development bonds, are, in most cases, revenue bonds and do not generally constitute the pledge of the faith, credit or taxing power of the municipality. The credit quality of such municipal bonds usually is directly related to the credit standing of the user of the facilities. There are variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.

The yields on municipal bonds are dependent upon a variety of factors, including general money market conditions, supply and demand, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Investors Services ("Standard & Poor's") and Fitch Investors Services, Inc. ("Fitch's") represent their opinions as to the quality of the municipal bonds which they undertake to rate. It should be emphasized, however, that such ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal bonds of the same maturity and coupon with different ratings may have the same yield.

DESCRIPTION OF FOUR HIGHEST MUNICIPAL BOND RATINGS

Moody's describes its four highest ratings for municipal bonds as follows:

"Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well."

Standard & Poor's describes its four highest ratings for municipal bonds as follows:

"AAA: Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to and pay interest and repay principal is extremely strong

AA: Debt rated ' AA' has a very strong capacity to pay interest and repay principals and differs from the highest rated issues only in small degree.

A: Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories." Fitch's describes its four highest ratings for municipal bonds as follows:

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt to these issuers is generally rated 'F-1+'.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payments. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

OPTIONS AND FINANCIAL FUTURES TRANSACTIONS

GENERAL. Each Series may engage in futures and options transactions in accordance with its investment objective and policies. Although no Series is currently employing such hedging techniques, each Series intends to engage in such transactions if it appears advantageous to the Series to do so, in order to pursue its investment objective, to hedge against the effects of fluctuating interest rates and to stabilize the value of its assets. The use of futures and options and possible benefits and attendant risks are discussed below, along with information concerning certain other investment policies and techniques.

FINANCIAL FUTURES CONTRACTS. Each Series may enter into financial futures contracts for the future delivery of a financial instrument, such as a security or the cash value of a securities index. This investment technique is designed primarily to hedge (i.e., protect) against anticipated future changes in interest rates or market conditions which otherwise might adversely affect the value of securities which the Series holds or intends to purchase. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities or the cash value of an index called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities or cash value of an index at a specified price during a specified delivery period. At the time of delivery in the case of fixed-income securities pursuant to the contract, adjustments are made which reflect differences in value arising from the delivery of securities with a different interest rate than that specified in the contract. In some cases, securities called for by a futures contract may not have been issued at the time the contract was written. Each Series will not enter into any futures contracts or options on futures contracts if the aggregate of the market value of the outstanding futures contracts of each Series and futures contracts subject to outstanding options written by each Series would exceed 50% of the total assets of each Series.

Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases a party will close out the contractual commitment before delivery without having to make or take delivery of the security by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. All transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. Each Series will incur brokerage fees when it purchases or sells contracts and will be required to maintain margin deposits. At the time each Series enters into a futures contract, it is required to deposit with its custodian, on behalf of the broker, a specified amount of cash or eligible securities, called "initial margin". The initial margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, called "variation margin", to and from the broker are made on a daily basis as the market price of the futures contract fluctuates. The costs incurred in connection with futures transactions could reduce a Series' return. Futures contracts entail risks. If the investment adviser's judgment about the general direction of interest rates or markets is wrong, the Series overall performance may be poorer than if no such contracts had been entered into.

There may be an imperfect correlation between movements in prices of futures contracts and portfolio securities being hedged. The degree of difference in price movements between futures contracts and the securities being hedged depends upon such things as variations in speculative market demand for futures contracts and debt securities and differences between the securities being hedged and the securities underlying the futures contracts, e.g., interest rates, tax status, maturities and creditworthiness of issuers. While interest rates on taxable securities generally move in the same direction as interest rates on municipal bonds, there are frequently differences in the rate of such movements and temporary dislocations. Accordingly, the use of a financial futures contract on a taxable security or a taxable securities index may involve a greater risk of an imperfect correlation between the price movements of the futures contract and of the municipal bond being hedged than when using a financial futures contract on a municipal bond or a municipal bond index. In addition, the market prices of futures contracts may be affected by certain factors. For example, if participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship between the debt securities and futures markets could result. Price distortions also could result if investors in futures contracts decide to make or take delivery of underlying securities rather than engage in closing transactions because of the resultant reduction in the liquidity of the futures market. In addition, because, from the point of view of speculators, margin requirements in the futures market are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends by the investment adviser still may not result in a successful hedging transaction. If any of these events should occur, a Series could lose money on the financial futures contracts and also on the value of its portfolio securities.

OPTIONS ON FINANCIAL FUTURES CONTRACTS. Each Series may purchase and write call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. Each Series would be required to deposit with its custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by it. Options on futures contracts involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by a Series may expire worthless, in which case that Series would lose the premium paid therefor.

OPTIONS ON SECURITIES. Each Series may write (sell) covered call options on securities so long as it owns securities which are acceptable for escrow purposes and may write secured put options on securities, which means that, so long as a Series is obligated as a writer of a put option, it will invest an amount not less than the exercise price of the put option in eligible securities. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price during the option period. The premium received for writing an option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the price volatility of the underlying security, the option period, supply and demand and interest rates. Each Series may write or purchase spread options, which are options for which the exercise price may be a fixed-dollar spread or yield spread between the security underlying the option and another security it does not own, but that is used as a benchmark. The exercise price of an option may be below, equal to or above, the current market value of the underlying security at the time the option is written. The buyer of a put who also owns the related security is protected by ownership of a put option against any decline in that security's price below the exercise price less the amount paid for the option. The ability to purchase put options allows each Series to protect capital gains in an appreciated security it owns, without being required to actually sell that security. At times a Series might like to establish a position in securities upon which call options are available. By purchasing a call option, a Series is able to fix the cost of acquiring the security, this being the cost of the call plus the exercise price of the option. This procedure also provides some protection from an unexpected downturn in the market because the Series is only at risk for the amount of the premium paid for the call option which it can, if it chooses, permit to expire.

During the option period, the covered call writer gives up the potential for capital appreciation above the exercise price should the underlying security rise in value, and the secured put writer retains the risk of loss should the underlying security decline in value. For the covered call writer, substantial appreciation in the value of the underlying security would result in the security being "called away". For the secured put writer, substantial depreciation in the value of the underlying security would result in the security being "put to" the writer. If a covered call option expires unexercised, the writer realizes a gain and the buyer a loss in the amount of the premium. If the covered call option writer has to sell the underlying security because of the exercise of the call option, it realizes a gain or loss from the sale of the underlying security, with the proceeds being increased by the amount of the premium.

If a secured put option expires unexercised, the writer realizes a gain and the buyer a loss in the amount of the premium. If the secured put writer has to buy the underlying security because of the exercise of the put option, the secured put writer incurs an unrealized loss to the extent that the current market value of the underlying security is less than the exercise price of the put option, minus the premium received.

OVER-THE-COUNTER OPTIONS. As indicated in the Prospectus, each Series may deal in over-the-counter traded options ("OTC options"). OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation and there is a risk of nonperformance by the dealer, as a result of the insolvency of such dealer or otherwise, in which event the Fund Series may experience material losses. However, in writing options the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities and a wider range of expiration dates and exercise prices, than are exchange- traded options. Since there is no exchange, normally pricing is done by reference to information from market makers, which information is carefully monitored by the Series' investment adviser and verified in appropriate cases.

A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, each Series may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when a Series writes an OTC option, generally it can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Series originally wrote it. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes, while it is obligated as a put writer. Similarly, a purchaser of such put or call option also might find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The Fund understands the position of the staff of the Securities and Exchange Commission ("SEC") to be that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. The Fund and its investment adviser disagree with this position and believe that dealers with which they intend to engage in OTC options transactions are, generally, agreeable to and capable of entering into closing transactions. The Fund has adopted procedures for engaging in OTC options for the purpose of reducing any potential adverse effect of such transactions upon the liquidity of each Series' portfolio. A brief description of such procedures is set forth below.

Each Series will only engage in OTC options transactions with dealers that have been specifically approved by the trustees of the Fund. The Series and their investment adviser believe that such dealers present minimal credit risks to the Series and, therefore, should be able to enter into closing transactions, if necessary. The Series will not engage in OTC options transactions if the amount invested by a Series in OTC options, plus a "liquidity charge" related to OTC options written by such Series, plus the amount invested by such Series in illiquid securities, would exceed 10% of the Series' net assets. The "liquidity charge" referred to above is computed as described below.

The Fund anticipates entering into agreements with dealers to which the Series sell OTC options. Under these agreements, a Series would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase Price"). The "liquidity charge" referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option, for such purposes, will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow a Series to repurchase a specific OTC option written by the Series, the "liquidity charge" will be the current market value of the assets serving as "cover" for such OTC option.

OPTIONS ON SECURITIES INDICES. Each Series also may purchase and write call and put options on securities indices in an attempt to hedge against market conditions affecting the value of securities that the Series owns or intends to purchase, and not for speculation. Through the writing or purchase of index options, a Series can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities. Price movements in securities which a Series owns or intends to purchase will probably not correlate perfectly with movements in the level of an index and, therefore, the Series bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.

When a Series writes an option on a securities index, it will be required to deposit with its custodian, and mark-to-market eligible securities equal in value to at least 100% of the exercise price in the case of a put, or the contract value in the case of a call. In addition, where a Series writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Series will segregate and mark-to-market until the option expires or is closed out, cash or equivalents equal in value to such excess.

Options on futures contracts and index options involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by a Series may expire worthless, in which case the Series would lose the premium paid therefor.

DELAYED DELIVERY TRANSACTIONS. Each Series may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions involve a commitment by a Series to purchase or sell securities, with payment and delivery to take place in the future, in order to secure what is considered to be an advantageous price or yield to the Series at the time of entering into the transaction. When a Series enters into a delayed delivery purchase, it becomes obligated to purchase securities and it has all the rights and risks attendant to ownership of a security, although delivery and payment occur at a later date. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. At the time a Series makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Likewise, at the time a Series makes the commitment to sell a security on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. Each Series, generally, has the ability to close out a purchase obligation on or before the settlement date, rather than take delivery of the security.

To the extent a Series engages in when-issued or delayed delivery purchases, it will do so for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for investment leverage or to speculate in interest rate changes. A Series will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but each Series reserves the right to sell these securities before the settlement date if deemed advisable.

REGULATORY  RESTRICTIONS.  To the  extent  required  to comply  with  applicable
Securities and Exchange Commission requirements, when purchasing a futures contract, writing a put option or entering into a delayed delivery purchase, each Series will maintain in a segregated account cash or liquid high-grade securities equal to the value of such contracts.

To the extent required to comply with Commodities Futures Trading Commission Regulation 4.5 and thereby avoid "commodity pool operator" status, no Series will enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts held by the Series plus premiums paid by it for open options on futures would exceed 5% of that Series' total assets. No Series will engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which the Series holds or intends to purchase. When futures contracts or options thereon are purchased to protect against a price increase on securities intended to be purchased later, it is anticipated that at least 75% of such intended purchases will be completed. When other futures contracts or options thereon are purchased, the underlying value of such contracts will at all times not exceed the sum of: (1) accrued profit on such contracts held by the broker; (2) cash or high-quality money market instruments set aside in an identifiable manner and
(3) cash proceeds from investments due in 30 days.

                                                        2.
                                               TRUSTEES AND OFFICERS

The following trustees are partners of Lord, Abbett & Co. ("Lord Abbett"), The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. They have been associated with Lord Abbett for over five years and are also officers and/or directors or trustees of the twelve other Lord Abbett-sponsored funds including those described under "Purchases, Redemptions and Shareholder Services." They are "interested persons" as defined in the Act, and as such, may be considered to have an indirect financial interest in the Rule 12b-1 Plans described in the Prospectus.

Robert S. Dow, age 51, Chairman and President
E. Wayne Nordberg, age 58 Vice President

The following outside trustees are also directors or trustees of the twelve other Lord Abbett-sponsored funds referred to above.

E. Thayer Bigelow
Time Warner Cable
300 First Stamford Place
Stamford, Connecticut

President and Chief Executive Officer of Time Warner Cable Programming, Inc. Formerly President and Chief Operating Officer of Home Box Office, Inc. Age 55.

Stewart S. Dixon
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon. Age 66.

John C. Jansing
162 S. Beach Road
Hobe Sound, Florida
Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 71.

C. Alan MacDonald
The Marketing Partnership, Inc.
27 Signal Road
Stamford, Connecticut

General Partner, The Marketing Partnership, Inc., a full service marketing consulting firm. Formerly Chairman and Chief Executive Officer of Lincoln Snacks, Inc., manufacturer of branded snack foods (1992-1994). Formerly President & CEO of Nestle Foods Corp, and prior to that, President & CEO of Stouffer Foods Corp., both subsidiaries of Nestle SA, Switzerland. Currently serves as Director of Den West Restaurant Co., J. B. Williams, and Fountainhead Water Company. Age 63.

Hansel B. Millican, Jr.
Rochester Button Company
1100 Noblin Avenue
South Boston, Virginia

President and Chief Executive Officer of Rochester Button Company.  Age 68.

Thomas J. Neff
Spencer Stuart & Associates
277 Park Avenue
New York, New York

Chairman of Spencer Stuart U.S., an executive search consulting firm. Age 59.

The second column of the following table sets forth the compensation accrued for the Fund's outside trustees. The third and fourth columns set forth information with respect to the retirement plan for outside trustees maintained by the Lord Abbett-sponsored funds. The fifth column sets forth the total compensation payable by such funds to the outside trustees. No trustee of the Fund associated with Lord Abbett and no officer of the Fund received any compensation from the Fund for acting as a trustee or officer.


                                 FOR THE FISCAL YEAR ENDED OCTOBER 31, 1996
         (1)                  (2)                  (3)                    (4)                      (5)
                                               Pension or                Estimated Annual          For Year Ended
                                               Retirement Benefits       Benefits Upon             December 31, 1995
                                               Accrued by the            Retirement Proposed       Total Compensation
                           Aggregate           Fund and                  to be Paid by the         Accrued by the Fund and
                           Compensation        Twelve Other Lord         Fund and Twelve           Twelve Other Lord
                           Accrued by          Abbett-sponsored          Other Lord Abbett-        Abbett-sponsored
NAME OF DIRECTOR           THE FUND1           FUNDS                     SPONSORED FUNDS2          FUNDS3

E. Thayer Bigelow          $1,054              $11,563                      $50,000                $41,700
Stewart S. Dixon           $1,026              $22,283                      $50,000                $42,000
John C. Jansing            $1,037              $28,242                      $50,000                $42,960
C. Alan MacDonald          $1,060              $29,942                      $50,000                $42,750
Hansel B. Millican, Jr.    $1,088              $24,499                      $50,000                $43,000
Thomas J. Neff             $1,030              $15,990                      $50,000                $42,000


1. Outside trustees fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on net assets of each fund. A portion of the fees payable by the Fund to its outside trustees are being deferred under a plan that deems the deferred amounts to be invested in shares of the Fund for later distribution to the trustees. The amounts of the aggregate compensation payable by the Fund as of October 31, 1996, deemed invested in Fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were: Mr. Bigelow, $2,236; Mr. Dixon, $2,413; Mr. Jansing, $4,407; Mr. MacDonald, $2,333; Mr.
Millican, $4,404 and Mr. Neff, $4,347.

2. Each Lord Abbett-sponsored fund has a retirement plan providing that outside trustees may receive annual retirement benefits for life equal to 100% of their final annual retainers following retirement at or after age 72 with at least 10 years of service. Each plan also provides for a reduced benefit upon early retirement under certain circumstances, a pre-retirement death benefit and actuarially reduced joint-and-survivor spousal benefits. Such retirement plans, and the deferred compensation plans referred to in footnote one, have been amended recently to, among other things, enable outside directors to elect to convert their prospective benefits under the retirement plans to equity-based benefits under the deferred compensation plans (to be renamed the equity-based plans). The amounts accrued in column 3 were accrued by the Lord Abbett-sponsored funds during the year ended October 31, 1996 with respect to the retirement plans. These accruals were based on the retirement plans as in effect before the recent amendments and on the fees payable to outside directors of the Fund during the year ended October 31, 1996. Under the recent amendments, the annual retainer was increased to $50,000 and the annual retirement benefits were increased from 80% to 100% of a trustees' final annual retainer. The amounts stated in column 4 would be payable annually under the retirement plans as recently amended if the trustees were to retire at age 72 and the annual retainers payable by the funds were the same as they are today.





3. This column shows aggregate compensation, including trustees fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 1995.


Except where indicated, the following executive officers of the Fund have been associated with Lord Abbett for over five years. Of the following, Messrs. Allen, Brown, Carper, Cutler, Ms. Foster, Messrs. Morris, Noelke and Walsh are partners of Lord Abbett; the others are employees: John Mousseau, age 40 (with Lord Abbett since 1993 - formerly First Vice President, Shearson Lehman Brothers); Philip Fang, age 31 (with Lord Abbett since 1993 - formerly Municipal Evaluator for Muller & Co.), Executive Vice Presidents; Kenneth B. Cutler, age 64, Vice President and Secretary; Stephen I. Allen, age 43; Zane E. Brown, age 43; Daniel E. Carper, age 45; Daria L. Foster, age 42; Robert G. Morris, age 52, Robert J. Noelke, age 39; Paul A. Hilstad, age 54 (with Lord Abbett since 1995 - formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.); Thomas F. Konop, age 54; A. Edward Oberhaus, age 36; Victor W. Pizzolato, age 64; John J. Walsh, age 60, Vice Presidents; and Keith F.
O'Connor, age 41, Vice President and Treasurer.

The Fund does not hold regular annual meetings of shareholders. Under the Fund's Declaration of Trust, shareholder meetings may be called at any time by certain officers of the Fund or by a majority of the trustees (i) for the purpose of taking action upon any matter requiring the vote or authority of the Fund's shareholders or upon other matters deemed to be necessary or desirable or (ii) upon the written request of the holders of at least one-quarter of the shares of the Fund outstanding and entitled to vote at the meeting.

As of February 1, 1997 our officers and trustees as a group owned less than 1% of our outstanding shares.

                                                        3.
                                      INVESTMENT ADVISORY AND OTHER SERVICES

As described under "Our Management" in the Prospectus, Lord Abbett is the Fund's investment manager. The ten general partners of Lord Abbett, all of whom are officers and/or trustees of the Fund, are: Stephen I. Allen, Zane E. Brown, Daniel E. Carper, Kenneth B. Cutler, Robert S. Dow, Daria L. Foster Robert G. Morris, Robert J. Noelke, E. Wayne Nordberg and John J. Walsh. The address of each partner is The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203.

The services performed by Lord Abbett are described under "Our Management" in the Prospectus. Under the Management Agreement, we are obligated to pay Lord Abbett a monthly fee, based on average daily net assets of each Series for each month, at the annual rate of .5 of 1%. For the Florida Series, this fee is allocated among the Class A and Class C shares based on the class' proportionate share of the average daily net assets of the Series. In addition, we pay all expenses not expressly assumed by Lord Abbett, including without limitation 12b-1 expenses; outside trustees' fees and expenses; association membership dues; legal and auditing fees; taxes; transfer and dividend disbursing agent fees; shareholder servicing costs; expenses relating to shareholder meetings; expenses of preparing, printing and mailing share certificates and shareholder reports; expenses of registering our shares under federal and state securities laws; expenses of preparing, printing and mailing prospectuses to existing shareholders; insurance premiums and brokerage and other expenses connected with executing portfolio transactions.

Although not obligated to do so, Lord Abbett may waive all or part of its management fees and may assume other expenses of the Series. Subsequently, Lord Abbett may charge these fees and/or omit these subsidies on a partial or complete basis.

The Fund's Management Agreement provides for each Series to repay Lord Abbett without interest for subsidized expenses on and after the first day of the calendar quarter after the net assets of a Series first reaches $50 million (the "commencement date") and until the net assets reach $100 million, provided the ratio of operating expenses of the Series (determined before taking into account any fee waiver or expense assumption) to average net assets is less than .85% and the amount repaid is equal in dollars to the difference between the expenses included in the determination of such expense ratio and those at an expense ratio of .85%. Beginning on the first day of the calendar quarter after the net assets of a Series first reach $100 million, the repayment of expenses shall be measured by the difference between the expenses included in the determination of each Series expense ratio and those at an expense ratio of 1.05%. A Series shall not be obligated to repay any such expenses after the earlier of the termination of the Management Agreement or the end of five full fiscal years after the commencement date. A Series will not record as obligations in its financial statements any expenses which may possibly be repaid to Lord Abbett under this repayment formula, but it will disclose in a note to its financial that such expenses are possible. However, if such expenses become probable, they will be recorded as obligations of the Series at that time. The Trustees, upon the recommendation of the Audit Committee, will determine when such expenses become probable.

For the fiscal years ended October 31, 1994, 1995 and 1996, Lord Abbett waived $954,176, $248,100 and $28,910 respectively, of Florida Series' management fees; $299,609 $126,160 and $62,240 respectively, of Pennsylvania Series' management fees; and $215,421, $249,286 and $152,438 respectively, of Michigan Series' management fees. All expenses to be repaid to Lord Abbett for the Florida, Pennsylvania and Michigan Series have been paid by the Fund. For the period December 27, 1994 to October 31, 1995 and for the fiscal year ended October 31, 1996 Lord Abbett waived $13,900 and $40,660 in Georgia Series' management fees and assumed $16,100 and $24,665 in other expenses. All of the foregoing fees and waivers are attributable to the Class A shares of the Series only. For the period July 12, 1996 to October 31, 1996 with respect to Class C shares of the Florida Series such management fees were $14,414.

Lord Abbett has given the Fund the right to use the identifying name "Lord Abbett" and this right may be withdrawn if Lord Abbett ceases to be the Fund's investment manager.

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, are the independent public accountants of the Fund and must be approved at least annually by our trustees to continue in such capacity. They perform audit services for the Fund including the audit of financial statements included in our annual report to shareholders.

Bank of New York, 48 Wall Street, New York, New York 10286, serves as the Fund's custodian.

                                                        4.
                                              PORTFOLIO TRANSACTIONS

Purchases and sales of portfolio securities usually will be principal transactions and normally such securities will be purchased directly from the issuer or from an underwriter or purchased from or sold to a market maker for the securities. Therefore, the Fund usually will pay no brokerage commissions on such transaction. Purchases from underwriters of portfolio securities will include a commission or concession paid by the issuer to the underwriter and purchases from or sales to dealers serving as market makers will include a dealer's markup or markdown. Principal transactions, including riskless principal transactions, are not afforded the protection of the safe harbor in
Section 28 (e) of the Securities Exchange Act of 1934.

Our policy is to obtain best execution on all our portfolio transactions, which means that we seek to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction including dealer markups and markdowns and any brokerage commissions. This policy governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of the Fund and also are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett. They are responsible for negotiation of prices and any commissions.

We may pay a brokerage commission on the purchase or sale of a security that could be purchased from or sold to a market maker if our net cost of the purchase or the net proceeds to us of the sale are at least as favorable as we could obtain on a direct purchase or sale. Brokers who receive such commissions may also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases and may include the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Fund, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Fund to purchase or sell portfolio securities.

If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds may be preferred.

If other clients of Lord Abbett buy or sell the same security at the same time as we do, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with us in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as we do, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as we do.

We will not seek "reciprocal" dealer business (for the purpose of applying commissions in whole or in part for our benefit or otherwise) from dealers as consideration for the direction to them of portfolio business.

During the fiscal years ended October 31, 1996, 1995 and 1994, we paid no commissions to independent brokers.

5. PURCHASES, REDEMPTIONS AND SHAREHOLDER SERVICES

Information concerning how we value our shares for the purchase and redemption or repurchase of our shares is contained in the Prospectus under "Purchases" and "Redemptions", respectively.

As disclosed in the Prospectus, we calculate net asset value and are otherwise open for business on each day that the New York Stock Exchange ("NYSE") is open for trading. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Securities in our portfolio are valued at their market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on the New York or American Stock Exchange or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked prices, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities not traded on the NASDAQ National Market System market are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the trustees.

Although our shares are continuously offered, we are under no obligation to maintain the offering or its terms, and the offering may be suspended, changed or withdrawn. The sales agreements between Lord Abbett and independent securities dealers provide that all orders are subject to acceptance in New York and that the right is reserved to reject any order.

The net asset value per share for the Class C shares of the Florida Series will be determined in the same manner as for the Class A shares (net assets divided by outstanding shares). The Class C shares of the Florida Series will be sold at net asset value.

The maximum offering prices of our Class A shares on October 31, 1996 were computed as follows:

                             PENNSYLVANIA      GEORGIA     MICHIGAN    FLORIDA
                               Series          Series      Series      Series

Net asset value per share
 (net assets divided
 by shares outstanding) ..........$5.01        $5.14        $4.93        $4.79

Maximum offering price
 per share (net asset
value divided by .9525) ..........$5.26        $5.40        $5.18        $5.03

The offering prices of our Class C shares on October 31, 1996 were computed as follows:

                                               FLORIDA
Net asset value per share (net assets
divided by shares outstanding) .................$4.79


The Fund has entered into a distribution agreement with Lord Abbett Distributor under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Fund and to make reasonable efforts to sell Fund shares so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

For our last three fiscal years, Lord Abbett as our principal underwriter received net commissions after allowance of a portion of the sales charge to independent dealers with respect to Class A shares as follows:


                             Year Ended          Year Ended          Year Ended
                             OCT. 31, 1996      OCT. 31, 1995      OCT. 31, 1994
                             -------------      -------------      -------------

Gross sales charge              $970,316        $1,438,904         $3,019,207

Amount allowed
to dealers                      $848,058       $1,265,847          $2,617,856

Net commissions received
by  Lord Abbett                 $ 122,258      $  173,057          $   401,351
                                =========      ==========

CLASS A AND CLASS C RULE 12B-1 PLANS. As described in the Prospectus, each Series has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 under the Act for the Class A shares (all Series) and the Class C shares (Florida Series only): the "A Plans" and the "C Plan", respectively. The A Plans each become effective when the required level of net assets for each Series is reached. The Florida Series' A Plan became effective October 1, 1992. In adopting a Plan for each class of each Series and in approving its continuance, the trustees have concluded that, based on information provided to Lord Abbett, there is a reasonable likelihood that each Plan will benefit its respective class and each class' shareholders. The expected benefits include greater sales, lower redemptions of Class shares, which should allow each class to maintain a consistent cash flow and a higher quality of service to shareholders by dealers than would otherwise would be the case. During the last fiscal year, the Fund paid $344,937 through Lord Abbett to dealers pursuant to the Florida Series' A Plan. The A Plans for the Georgia, Pennsylvania and Michigan Series are not yet effective. The C Plan was adopted by the Florida Series subsequent to its last fiscal year. Lord Abbett used all amounts received under the Florida Series' A Plan for payments to dealers for (i) providing continuous services to the Florida Series' shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing Class A shares of the Series.

Each Plan requires the trustees to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the trustees and of the trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside trustees"), cast in person at a meeting called for the purpose of voting on the Plan. No Plan may be amended to increase materially the amount spent for distribution expenses without approval by a majority of the outstanding voting securities of relevant class of the Series in question and the approval of a majority of the trustees, including a majority of the outside trustees. Each Plan may be terminated at any time by vote of a majority of the outside trustees or by vote of a majority of the outstanding voting securities of the relevant class of the Series in question.

CONTINGENT DEFERRED SALES CHARGES. A Contingent Deferred Sales Charge ("CDSC") applies upon early redemption of shares, regardless of class and (i) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (ii) is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions).

CLASS A SHARES. As stated in the Prospectus, a CDSC is imposed with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) on which a Series has paid the one-time 1% 12b-1 sales distribution fee if such shares are redeemed out of the Lord Abbett-sponsored family of funds within a period of 24 months from the end of the month in which the original sale occurred.

CLASS C SHARES. (Florida Series only) As stated in the Prospectus, if Class C shares of the Florida Series are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder will be required to pay to the Florida Series on behalf of Class C shares a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed. If such shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by the other fund on behalf of the Florida Series' Class C shares.

GENERAL. With respect to Class A shares, no CDSC is payable on redemptions by participants or beneficiaries from employer-sponsored retirement plans under the Internal Revenue Code for benefit payments due to plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. In the case of both Class A and Class C shares, the CDSC is received by the applicable Series and is intended to reimburse all or a portion of the amount paid by the Series if the shares are redeemed before the Series has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Series.

The other funds and series which participate in the Telephone Exchange Privilege (except (a) Lord Abbett U.S. Government Securities Money Market Fund, Inc. ("GSMMF"), (b) certain series of Lord Abbett Tax-Free Income Fund and the Fund for which a Rule 12b-1 Plan is not yet in effect, and (c) any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF" (collectively, the "Non-12b-1 Funds")) have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett funds or between such funds and AMMF. Upon redemption of shares out of the Lord Abbett family of funds or out of AMMF, the CDSC will be charged on behalf of and paid to the fund in which the original purchase (subject to a CDSC) occurred. Thus, if shares of a Lord Abbett fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC on behalf of other Lord Abbett funds. Acquired Shares held in GSMMF and AMMF which are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower CDSC at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

In no event will the amount of the CDSC exceed 1% of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the Exchanged Shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) amounts derived from increases in the value of the account above the total cost of shares being redeemed due to increases in net asset value, (ii) shares with respect to which no Lord Abbett fund or series paid a 12b-1 fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iii) shares which, together with Exchanged Shares, have been held continuously for 24 months from the end of the month in which the original sale occurred (in the case of Class A shares) or for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

EXCHANGES. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares of any class for those in the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level ), (ii) GSMMF or (iii) AMMF, to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the Fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds and AMMF have the same right to exchange their shares for the corresponding class of the Fund's shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received prior to the close of the NYSE in proper form. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment in a Lord Abbett-sponsored fund). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and we reserve the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. We can revoke or modify the privilege for all shareholders upon 60 days' prior notice. "Eligible Funds" are AMMF and other Lord Abbett-sponsored funds which are eligible for the exchange privilege, except Lord Abbett Series Fund ("LASF") which offers its shares only in connection with certain variable annuity contracts, Lord Abbett Equity Fund ("LAEF") which is not issuing shares, and series of Lord Abbett Research Fund not offered to the general public ("LARF").

STATEMENT OF INTENTION. Under the terms of the Statement of Intention to invest $100,000 or more over a 13-month period as described in the Prospectus, shares of a Lord Abbett-sponsored fund (other than shares of LAEF, LASF, LARF and GSMMF, unless holdings in GSMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) currently owned by you are credited as purchases (at their current offering prices on the date the Statement is signed) toward achieving the stated investment and reduced initial sales charge for Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Statement is not completed. The Statement of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, the full amount indicated.

RIGHTS OF ACCUMULATION. As stated in the Prospectus, purchasers (as defined in the Prospectus) may accumulate their investment in Lord Abbett-sponsored funds (other than LAEF, LARF, LASF, GSMMF, and AMMF unless holdings in GSMMF or AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) so that a current investment, plus the purchaser's holdings valued at the current maximum offering price, reach a level eligible for a discounted sales charge for Class A shares.

NET ASSET VALUE PURCHASES OF CLASS A SHARES. As stated in the Prospectus, our Class A shares may be purchased at net asset value by our trustees, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett who consents to such purchases or by the trustee or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of employees of any national securities trade organization to which Lord Abbett belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms "trustees" and "employees" include a trustee's or employee's spouse (including the surviving spouse of a deceased trustee or employee). The terms "our trustees" and "employees of Lord Abbett" also include other family members and retired trustees and employees.

Our Class A shares also may be purchased at net asset value (a) at $1 million or more, (b) with dividends and distributions from Class A shares of other Lord Abbett-sponsored funds, except for LARF, LAEF and LASF, (c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for share purchases representing the repayment of principal and interest, (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, ("mutual fund wrap fee program"), (e) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds, (f) through Retirement Plans with at least 100 eligible employees, (g) our Class A shares also may be purchased at net asset value, subject to appropriate documentation, through a securities dealer where the amount invested represents redemption proceeds from shares ("Redeemed Shares") of a registered open-end management investment company not distributed or managed by Lord Abbett (other than a money market fund), if such redemption has occurred no more than 60 days prior to the purchase of our shares, the Redeemed Shares were held for at least six months prior to redemption and the proceeds of redemption were maintained in cash or a money market fund prior to purchase. Purchasers should consider the impact, if any, of contingent deferred sales charges in determining whether to redeem shares for subsequent investment in our Class A shares. Lord Abbett may suspend, change or terminate this purchase option referred to in (g) above at any time, we plan that on June 1, 1997 the net asset value transfer privilege will be terminated, and (h) through a "special retirement wrap program" sponsored by an authorized institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a mutual fund wrap program. Such characteristics include, among other things, the fact that an authorized institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under Class A 12b-1 Plan and the fact that the program relates to participant-directed Retirement Plan. Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or the Fund has business relationships.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Trustees may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 30 days' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

DIV-MOVE. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account into an existing account in any other Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

INVEST-A-MATIC. The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

SYSTEMATIC WITHDRAWAL PLANS. The Systematic Withdrawal Plan (the "SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000. Lord Abbett prototype retirement plans have no such minimum. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Since the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when in effect a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

RETIREMENT PLANS. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms and custodial agreements for IRAs (Individual Retirement Accounts including Simple IRAs andSimplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans, including 401(k) plans. The forms name Investors Fiduciary Trust Company as custodian and contain specific information about the plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

                                                        6.
                                                       TAXES

Each Series will be treated as a separate entity for federal income tax purposes. As a result, the status of each Series as a regulated investment company is determined separately by the Internal Revenue Service.

Limitations imposed by the Internal Revenue Code of 1986, as amended, on regulated investment companies may restrict the Fund's ability to engage in the writing of call options, in financial futures transactions or in other investment techniques and practices. In addition, in order to qualify for exemption from state and local personal property taxes in Florida, Michigan and Pennsylvania, each Series may be required to refrain from engaging in transactions, techniques or practices it is otherwise permitted to engage in or, in the case of Florida and Pennsylvania, to dispose of investments attributable to such transactions each year before the relevant "statutory assessment dates". Moreover, in order to continue to qualify as a regulated investment company for federal income tax purposes as described in the Prospectus, each Series may be required, in some circumstances, to defer closing out options or futures contracts that it might otherwise be desirable to close out.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund may not be deductible, in whole or in part, for federal or for state or local personal income tax purposes. Pursuant to published guidelines, the Internal Revenue Service may deem indebtedness to have been incurred for the purpose of acquiring or carrying shares of the Fund even though the borrowed funds may not be directly traceable to the purchase of shares.

Our shares may not be an appropriate investment for "substantial users" of facilities financed by industrial development bonds, or persons related to such "substantial users." Such persons should consult their tax advisers before investing in shares of the Fund.

Certain financial institutions, like other taxpayers, may be denied a federal income tax deduction for the amount of interest expense allocable to an investment in the Fund and the deduction for loss reserves available to property and casualty insurance companies may be reduced by a specified percentage as a result of their investment in the Fund.

The value of any shares redeemed by the Fund or repurchased or otherwise sold may be more or less than your tax basis at the time the redemption, repurchase or sale is made. Any gain or loss generally will be taxable for federal income tax purposes. Any loss realized on the sale, redemption or repurchase of Fund shares held for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gains distributions received with respect to such shares. Moreover, shareholders will not be allowed to recognize for tax purposes any capital loss realized on the redemption or repurchase of Fund shares which they have held for six months or less to the extent of any tax-exempt distributions received on the shares. Losses on the sale of stock or securities are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires stock or securities that are substantially identical.

Each Series will be subject to a 4% nondeductible excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with a calendar year distribution requirement. The Fund intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise taxes.

The foregoing discussion relates solely to U. S. federal income tax law as applicable to United States persons (United States citizens or residents and United States domestic corporations, partnerships, trusts and estates). Each shareholder who is not a United States person should consult his tax adviser regarding the U. S. and foreign tax consequences of the ownership of shares of a Series, including a 30% (or lower treaty rate) United States withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of United States gift and estate taxes to non-United States persons who own Series shares.

Except as otherwise discussed in the Prospectus, the receipt of dividends and distributions from the Fund may be subject to tax under the laws of state or local tax authorities. You should consult your tax adviser on state and local tax matters.

                                                        7.
                                 RISK FACTORS REGARDING INVESTMENTS IN
                              FLORIDA, GEORGIA, MICHIGAN, PENNSYLVANIA AND
                                   PUERTO RICO MUNICIPAL BONDS

The following information is a summary of special factors affecting the states and territory indicated. It does not purport to be complete or current and is based upon information and judgments derived from public documents relating to such states and territory and other sources. The Trust has not verified any of this data.

FLORIDA BONDS

The State of Florida is, in terms of population, one of the largest states in the United States. The State is the fastest growing of the eleven largest states. Its population includes a large proportion of senior citizens who have moved to the State after retirement. In 1995, the share of the State's working age population (18-59) to total State population was approximately 54%. That share is not expected to change appreciably into the twenty-first century. Because Florida has a proportionally greater retirement-age population than the rest of the nation and the southeast, property income (dividends, interest and rent) and transfer payments (Social Security and pension benefits, among other sources of income) are, relatively, a more important source of income.

The services sector is Florida's largest employer. While structurally the southeast and the nation are endowed with a greater proportion of manufacturing jobs, which tend to pay higher wages, services jobs have tended to be less sensitive to business cycle swings. Florida has a concentration of manufacturing jobs in high-tech and high value-added sectors, such as electrical and electronic equipment, as well as printing and publishing. These kinds of jobs have tended to be less cyclical than other forms of manufacturing employment. Recently, Florida's dependence on the highly cyclical construction and construction-related manufacturing sectors has declined. This trend is expected to continue as the State's economy continues to diversify. In addition, tourism is one of Florida's most important industries. The State's tourism industry over the years has become more sophisticated, attracting visitors year-round, thus, to a degree, reducing its seasonality.

An important element of Florida's economic outlook is the construction sector. Total construction expenditures are forecasted to increase 5.9% in 1996, and 2.7% in 1997.

Real personal income in Florida is estimated to increase 4.2% in 1996-97 and 4.4% in 1997-98. Florida's unemployment rate is forecast to be 5.3% in 1996-97.

For fiscal year 1995-96, the estimated General Revenue plus Working Capital and Budget Stabilization funds available total $15,419.3 million, a 4.0% increase over 1994-95. The $14,651.7 million in Estimated Revenues represent a 7.4% increase over the analogous figure in 1994-95. With combined General Revuenue, Working Capital Fund, and Budget Stabilization Fund appropriations at $14,710.4 million, unencumbered reserves at the end of 1995-96 are estimated at $697.8 million.

As of December 1996, estimated fiscal year 1996-97 General Revenue plus Working Capital and Budget Stabilization funds available total $16,601.7 million, a 7.7% increase over 1995-96. The $15,566.9 million Estimated Revenues represent an increase of 6.2% over the previous year's Estimated Revenues. With combined Revenue, Working Capital and Budget Stabilization Fund appropriations at $15,582.2 million, unencumbered reserves at the end of the fiscal year 1996-97 are estimated at $1,019.5 million.

Financial operations of the State of Florida, covering all receipts and expenditures, are maintained through the use of four fund types: the General Revenue Fund, the Trust Funds, and the Working Capital Fund, and the Budget Stabilization Fund. The General Revenue Fund receives the majority of State tax revenues. Florida's Constitution does not permit a personal income tax so the State must rely on a sales tax, a more volatile and unreliable revenue source. The Trust Funds consist of monies received by the State which under law or a trust agreement are segregated for a purpose authorized by law. Revenues in the General Revenue Fund which are in excess of the amount needed to meet appropriations may be transferred to the Working Capital Fund. Pursuant to a constitutional amendment which was ratified by the voters on November 8, 1994, the rate of growth in state revenues in a given fiscal year is limited to no more than the average annual growth in Florida personal income over the previous five years. Revenues collected in excess of the limitation are to be deposited into the Budget Stabilization Fund unless 2/3 of the members of both houses of the state legislature vote to raise the limit. The Florida Constitution and Statutes mandate that the State budget as a whole, and each separate fund within the State budget, be kept in balance from currently available revenues each State fiscal year.

GEORGIA BONDS

The largest sources of employment by industry group within the State, in descending order, are wholesale and retail trade; manufacturing; services; government; transportation and other public utilities; contract construction; finance, insurance and real estate; and mining. The unemployment rate of the civilian labor force in the State as of April 1996 was 4.3%. Per capita income during 1994 was $20,251 in Georgia (as compared with $21,809 in the United States).

State Treasury receipts for the year ending June 30, 1996 was $10.640 billion (estimated), representing a 3.75% increase over receipts collected during the prior year. The State's personal income tax, which has a graduated scale of 1% to 6% and for corporate income tax, accounted for 43% of the State's total revenue collections. The State's general sales and use tax accounted for 35% of such revenue collections.

The Georgia Constitution provides that the State may incur public debt of two types for public purposes: (1) general obligation debt and (2) guaranteed revenue debt. General obligation debt may be incurred (i) to acquire, construct, develop, extend , enlarge or improve land, waters, property, highways, buildings, structures, equipment or facilities of the State, its agencies, departments, institutions and certain State Authorities; (ii) to provide educational facilities for county and independent school systems; (iii) to provide public library facilities for county and independent school systems, counties, municipalities, and boards of trustees of public libraries or boards of trustees of public library systems; (iv) to make loans to counties, municipal corporations, political subdivisions, local authorities and other local governmental entities for water or sewage facilities or systems; and (v) to make loans to local governmental entities for regional or multi-jurisdictional solid waste recycling or solid waste facilities or systems. Guaranteed revenue debt may be incurred by guaranteeing the payment of certain revenue obligations issued by an instrumentality of the State.

As of May 31, 1995, the outstanding principal amount of indebtedness of the State was $4.921 billion, and the total debt per capita was equal to $683.43, representing 3.45% of personal income.

MICHIGAN BONDS

Michigan's economy remains heavily concentrated in the manufacturing sector, although the relative percentage of total employment accounted for by manufacturing has declined in recent years. Despite the continuing contraction of the automobile industry in the State, it has remained the most significant portion of the State's manufacturing sector. The State's per capita income stands somewhat below the national level. Despite the recent national recession, the State's economic forecast projects for calendar 1996 modest growth in real GNP and total wage and salary employment, reflecting the ongoing diversification of the Michigan economy, as well as increased car and light truck sales.

As a result of renewed state economic growth , the Michigan unemployment rate has remained in step with the U.S. unemployment rate, and was projected to average 60% in 1996.

As a result of legislative action in 1993, and a statewide referendum in 1994, the State has made major changes in the financing of local public schools. Most local property taxes, which had been the primary source of school financing, have been repealed. They have been replaced by other revenues with the principal replacement revenue being an increased sales tax. These additional revenues will be included within the State's constitutional revenue limitations and may have an impact on the State's ability to raise additional revenues in the future.

The unreserved General Fund balance was $26.0 million at 1993 year-end. The deficit was $310.3 million at September 30, 1990 and $169.4 million at September 30, 1991 and exactly zero at September 30, 1992. By statute, any ending unreserved fund balance of the General Fund, is to be deposited to the Budget Stabilization Fund, so $460.2 million was transferred. The State Constitution requires that any prior year's surplus or deficit in any fund be included in the succeeding year's budget for that fund. The State's preliminary results for fiscal year 1994-95 indicate a General Fund- General Purpose ended unreserved surplus as of September 30, 1995 of $84.5 million. This $84.5 million which will be transferred to the Budget Stabilization Fund is in addition to year end balance amounts which by statute will be provided to the State's colleges and universities and State agencies for special maintenance projects of $22 million and $5 million, respectively.

During the fiscal year ended September 30, 1995 the State's level of general obligation debt increased to $706 million, and total special obligation debt decreased by $60.7 million to $2,340.5 million. Other state-related revenue debt increased $218 million to $2,192.7 million during the 1994-95 fiscal year.

The State maintains a risk management division, whose activities include analysis of and control over insurance coverage and risk exposure and the planning and implementing of a statewide safety and health policy and program. All types of risk and insurance coverage are currently under review and State practices will likely change in the future. Currently, however, the State is self-insured for many types of general liability and property losses.

In 1978, the Michigan Constitution was amended to limit the amount of total State revenues raised from taxes and other sources. State revenues (excluding federal aid and revenues for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a fixed percentage of State personal income in the prior calendar year or the average of the prior three calendar years, whichever is greater. The percentage is fixed by the amendment to equal the ratio of the 1978-79 fiscal year revenues to total 1977 State personal income. The State may, however, raise taxes in excess of the limit for emergencies, when deemed necessary by the Governor and two-thirds of the members of each house of the Legislature.

PENNSYLVANIA BONDS

GENERAL. Historically, Pennsylvania has been identified as a heavy industry state, although that reputation has changed with the decline of the coal, steel and railroad industries and the resulting diversification of Pennsylvania's industrial composition. The major new sources of growth are in the services sectors, including trade, medical and health services, education and financial institutions.

REVENUES AND EXPENDITURES. Pennsylvania utilizes the fund method of accounting. The General Fund, the Commonwealth's largest and principal operating fund, receives all tax receipts, non-tax revenues, federal grants and entitlements that are not specified by law to be deposited elsewhere. Debt service on all bond obligations, except those issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund. The Pennsylvania Constitution mandates that total operating budget appropriations made by the Commonwealth's General Assembly may not exceed the sum of (a) the actual and estimated revenues in a given year, and (b) the surplus of the preceding year.

During the period from fiscal 1992 through fiscal 1995, public health and welfare costs rose by an average annual rate of 3.5% while total revenues and other sources were growing at an average annual rate of 3.3%, less than one-half the rate of increase for the five year period beginning with fiscal 1991. This slower rate of growth was due, in part, to tax reductions and other tax law revisions that restrained the growth of tax receipts for fiscal years 1993, 1994 and 1995.


Financial conditions during fiscal years 1991 through 1995 were distinguished by slow economic growth and a rapid expansion of the costs of certain governmental programs that together produced a significant stress on the Commonwealth's budget. These problems were particularly evident during fiscal years 1990 and 1991 when revenues were significantly below projections, and expenditures, largely driven by demand for public wefare service, rose above budgeted amounts. As a result, each of those fiscal years ended witha negative unreserved-undesignated fund balance. The negative unreserved -undesignated fund balances at the end of the 1990 and 1991 fiscal years were due largely to operating deficits in the General Fund and the State Lottery Fund during those fiscal years. Actions taken during fiscal

1992 to bring the General Fund budget into balance, including tax increases and expenditure restraints, resulted ina $1.1 billion reduction to the unreserved-undesignated fund deficit for combined governental fund types and a return toa positive fund balance. The fund balance for the governmental fund types, as restated, has increased during the 1993, 1994 and 1995 fiscal years. At June 30, 1995, the fund balance totaled $1,927.6 million including an unreserved- undesignated fund balance of $104.8 million.

The fiscal year end unappropriated surplus (prior to any transfer to the Tax Stabilization Reserve Fund) for 1996 is estimated to be $118.3 million, an increase of $105.6 million over the enacted budget estimate. The increase is primarily due to the amount of appropriation lapses now anticipated in excess of supplemental appropriation needs and to a lower estimate of tax refunds.

For the current fiscal year through April 1996, Commonwealth revenue receipts have totaled $11.9 million (less than 0.1%) above the estimate for the period. Higher than estimated reciepts for non-tax revienues have helped offset revenue shortfalls in tax collections. Receipts from both the corporate taxes and the sales and use tax are lagging behind estimates for the fiscal year-to-date period, while receipts fro the personal income tax and non-tax revenue have exceeded their estimates to-date.

COMMONWEALTH DEBT. The current Constitutional provisions pertaining to Pennsylvania debt permit the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate- approved debt, (iii) debt for capital projects, subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.

Outstanding general obligation debt totaled $5,045.4 million on June 30, 1995 a decrease of $30.4 million from June 30, 1994. In its current debt financing plans, Pennsylvania is emphasizing infrastructure investment to improve and rehabilitate existing capital facilities, such as water supply systems, and to construct new facilities, such as transit facilities, prisons and public buildings. Beginning in early 1987 through 1994, a limited return to the issuance of long-term bonds was required to finance immediately needed repairs to highways and bridges.

Pennsylvania engages in short-term borrowing to fund expenses within a fiscal year through the sale of tax anticipation notes, for the account of the General Fund or the Motor License Fund or both such funds, which must mature within the fiscal year of issuance. The principal amount issued, when added to that outstanding, may not exceed, in the aggregate, 20% of the revenues estimated to accrue to the appropriate fund or both funds in the fiscal year. The Commonwealth is not permitted to fund deficits between fiscal years with any form of debt. All year-end deficit balances must be funded within the succeeding fiscal year's budget. Pennsylvania issued $500.0 million of tax anticipation notes for the account of the General Fund in fiscal 1996. All such notes will mature on June 28, 1996 and will be paid from Fiscal 1996 general Fund receipts.

Pending the issuance of bonds, Pennsylvania may issue bond anticipation notes, subject to the applicable statutory and Constitutional limitations generally imposed on bonds. The term of such borrowings may not exceed three years. Currently, there are no bond anticipation notes outstanding.

COMMONWEALTH-RELATED OBLIGATIONS. Certain Commonwealth-created agencies have statutory authorization to incur debt for which no legislation providing for Commonwealth appropriations to pay debt service thereon is required. The debt of these agencies is supported by assets of or revenues derived from the various projects financed; it is not an obligation of the Commonwealth. Some of these agencies, however, are indirectly dependent on Commonwealth appropriations. Commonwealth-related agencies and their outstanding debt as of December 31, 1995 include the Delaware River Joint Toll Bridge Commission ($55.1 million), the Delaware River Port Authority ($185.5 million), the Pennsylvania Economic Development Financing Authority ($1,050.8 million), the Pennsylvania Energy Development Authority ($121 million), the Pennsylvania Higher Education
Assistance  Agency  ($1,408.8   million),   the  Pennsylvania  Higher  Education
Facilities Authority ($2,115.1million), the State Public School Building Authority ($316.2 million), the Pennsylvania Turnpike Commission ($1,228.7 million) and the Pennsylvania Industrial Development Authority ($344.8 million).

Obligations of Commonwealth-created agencies in Pennsylvania which bear a moral obligation of the Commonwealth are those issued by the (i) Pennsylvania Housing Finance Agency, a Commonwealth-created agency which provides housing for lower and moderate income families in Pennsylvania and (ii) the Hospitals and Higher Education Facilities Authority of Philadelphia.

The Commonwealth, through several of its departments and agencies, has entered into various agreements to lease, or sublease, certain real property and equipment, and to make lease payments for the use of such property and equipment. All lease payments due from Commonwealth departments and agencies are subject to and dependent upon an annual spending authorization approved through the Commonwealth's annual budget process. The Commonwealth is not required by law to appropriate or otherwise provide moneys from which the lease payments are to be paid. The principal amount outstanding as of June 30, 1995 on such obligations equalled approximately $1.637 billion.

LOCAL GOVERNMENT DEBT. The Commonwealth established the Pennsylvania Intergovernmental Cooperation Authority ("PICA") in 1991 to assist Philadelphia, in remedying fiscal emergencies by issuing debt and by making factual findings and recommendations on budgetary and fiscal affairs. At this time, Philadelphia is operating under a five year fiscal plan approved by PICA on April 17, 1995. Technical modifications were made to that plan as of July 12, 1995 and the revised plan, incorporating such technical modifications, was approved by PICA on July 18, 1995. PICA has issued $1,418,680,000 of its Special Tax Revenue Bonds.

This financial assistance has included the refunding of certain city general obligation bonds, funding of capital projects and the liquidation of the Cumulative General Fund balance deficit as of June 30, 1992, of $244.9 million. The audited General Fund balance of the city as of June 30, 1995 showed a surplus of approximately $80.5 million, up from approximately $1.54 million as of June 30, 1994.

PUERTO RICO BONDS

The economy of Puerto Rico is dominated by the manufacturing and service sectors. The manufacturing sector has experienced a basic change over the years as a result of increased emphasis on higher wage, high technology industries such as pharmaceutical, professional and scientific instruments, computers, microprocessors, and certain high technology machinery and equipment. The service sector, including wholesale and retail trade, finance, insurance and real estate, also plays a major role in the economy. The service sector ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment. In recent years, the service sector has experienced significant growth in response to and paralleling the expansion of the manufacturing sector.

Much of the development of the manufacturing sector in Puerto Rico to date can be attributed to various federal and Commonwealth tax incentives, most notably
Section 936 of the Internal Revenue Code (the "Code") which allows companies with operations in Puerto Rico and other U.S. territories to receive a credit to be used against U.S. tax on certain income from operations and the Commonwealth's Industrial Incentives Program. However, effective for years beginning after December 31, 1995, Section 936 has been repealed subject to certain special and transitional rules. The expected impact of the repeal of this provision on Puerto Rico's is not yet known.

Puerto Rico's economy is closely integrated with that of mainland United States. During fiscal 1995, approximately 89% of Puerto Rico's exports were to the United States mainland, which also was the source of approximately 65% of Puerto Rico's imports. In fiscal 1994, Puerto Rico experienced a $4.6 billion positive adjusted merchandise trade balance.

Puerto Rico's more than decade-long economic expansion continued throughout the five-year period from fiscal 1991 through fiscal 1995, and affected almost every sector of its economy and resulted in record levels of employment (although Puerto Rico's unemployment rate has chronically exceeded the average for the United States). Factors behind this expansion included Commonwealth-sponsored economic development programs, , periodic declines in the exchange value of the United States dollar, the level of federal transfers and the relatively low cost of borrowing during the period.

Growth in fiscal 1996 will depend on several factors, including the state of the United States economy and relative stability of the price of oil imports, increases in visitors to the island and in exports, the exchange value of the U.S.
dollar, the level of federal transfers and the cost of borrowing.

The Constitution of Puerto Rico provides that public debt of the Commonwealth will constitute a first claim on available Commonwealth revenues. Public debt includes general obligation bonds and notes of the Commonwealth and any payments required to be made by the Commonwealth under its guarantees of bonds and notes issued by its public instrumentalities.

The Constitution of Puerto Rico also provides that direct obligations of the Commonwealth evidenced by full faith and credit bonds or notes shall not be issued if the amount of the principal of and interest on such bonds and notes and on all such bonds and notes theretofore issued which is payable in any fiscal year, together with any amount paid by the Commonwealth in the preceding fiscal year on account of bonds or notes guaranteed by the Commonwealth, exceeds 15% of the average annual revenues raised under the provisions of Commonwealth legislation and covered into the Treasury of Puerto Rico (principally income taxes, property taxes and excise taxes) in the two fiscal years preceding the then current fiscal year.

With the approval of the North American Free Trade Agreement by the United States Congress which is intended to eliminate certain restrictions on trade between Canada, the United States and Mexico, certain of Puerto Rico's industries, including those that are lower salaried and labor intensive, may face increased competition from Mexico. However, Puerto Rico's favorable investment environment, skilled work force, infrastructure development would tend to create expanded trade opportunities for Puerto Rico in such areas as pharmaceutical and high technology manufacturing. This may, however be adversely affected by the repeal of Section 936 of the code as outlined above.


                                                        8.
                                                 PAST PERFORMANCE

Each Series computes the average annual compounded rate of total return for each class during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to its computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by $1,000 which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge (as described in the next paragraph) from the initial amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in the Prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation.

In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment (unless the return is shown at net asset value). For Class C shares, the 1.0% CDSC is applied to the Florida Series' investment result for that class for the time period shown prior to the first anniversary of purchase (unless the total return is shown at net asset value). Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.

The total returns for the one-year ended October 31, 1996 for Class A shares of the Florida, Georgia, Michigan and Pennsylvania Series were -0.80%, 1.50% 0.50% and 0.60%, respectively. The average annual compounded rates of total return for the five year period ended October 31, 1996 for the Florida Series and the life of the Florida Series (commencing on September 25, 1991 to October 31, 1996), the life of the Georgia Series (commencing on December 27, 1994 to October 31,
1996), the life of the Pennsylvania Series (commencing on February 3, 1992 to October 31, 1996) and the life of the Michigan Series (commencing on December 1, 1992 to October 31, 1996), were as follows:
5.60%, 5.59%, 7.81%, 6.18% and 5.80%, respectively.

The total return for the Class C shares of the Florida Series for the life of the class (commencing July 15, 1996 to October 31, 1996) was 2.27%

 Our yield quotation for each class is based on a 30-day period ended on a specified date, computed by dividing the net investment income per share earned during the period by the maximum offering price per share of such class on the last day of the period. This is determined by finding the following quotient: take the dividends and interest earned during the period for a class minus its expenses accrued for the period and divide by the product of (i) the average daily number of Class shares outstanding during the period that were entitled to receive dividends and (ii) the maximum offering price per share of such class on the last day of the period. To this quotient add one. This sum is multiplied by itself five times. Then one is subtracted from the product of this multiplication and the remainder is multiplied by two. Yield for the Class A shares reflects the deduction of the maximum initial sales charge, but may also be shown based on the Class A net asset value per share. Yield for C shares does not reflect the deduction of the CDSC. For the 30-day period ended October 31, 1996 the yields for Class A shares of the Florida, Georgia, Pennsylvania and Michigan Series were 5.02%, 4.66%, 4.92% and 4.78%, respectively. The yield for Class C shares of the Florida Series for such 30 day period was 4.59%.

Each Series' tax-equivalent yield for each Class is computed by dividing that portion of the appropriate Class' yield (as determined above) which is tax exempt by one minus a stated income tax rate (Florida - .3779%; Pennsylvania -. 36%, Michigan - .3886% and Georgia .3984%) and adding the product to that portion, if any, of the appropriate Class' yield that is not tax exempt. For the 30-day period ended on October 31, 1996, the tax-equivalent yields for Class A shares of the Florida, Georgia, Pennsylvania and Michigan Series were 7.84%, 7.75%, 7.91%, and 7.82%, respectively. The tax-equivalent yield for Class C shares of the Florida Series for such 30 day period was 7.17%.

It is important to remember that these figures represent past performance and an investor should be aware that the investment return and principal value of a Series investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

                                                        9.
                                        FURTHER INFORMATION ABOUT THE FUND

The Fund was established on September 11, 1991 as a Massachusetts business trust by a Declaration of Trust. A copy of the Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts. As a trust, the Fund does not hold regular meetings of shareholders, although special meetings may be called for a specific Series or for the Fund as a whole, for purposes such as electing or removing trustees, changing fundamental policies or approving an advisory contract. The Fund will promptly call a meeting of shareholders to vote on whether to remove a trustee(s) when requested to do so in writing by record holders of not less than 10% of the Fund's outstanding shares, and the trustees, within 5 business days of a written request by 10 or more shareholders who have been of record for at least 6 months and who hold in the aggregate the lesser of either shares having a net asset value of at least $25,000 or 1% of such outstanding Fund shares, shall give such shareholders access to a list of the names and addresses of all other shareholders or inform them of the number of shareholders and the cost of the Fund's mailing their request.

Under the Declaration of Trust, the trustees may provide for additional series and classes from time to time. Any additional series and classes would have rights separate from the other series and classes. Within each series and class, all shares have equal voting rights and equal rights with respect to dividends, assets and liquidation.

Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Fund. However, the Declaration of Trust disclaims shareholder liability for acts, obligations or affairs of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration of Trust also provides for indemnification out of a Series' property for all losses and expenses of any shareholder of the Series held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the

Series itself would be unable to meet its obligations. The Fund believes that, in view of the above, the risk of personal shareholder liability is remote.

The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund's Code of Ethics which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund trades in such security, profiting from trades of the same security within 60 days and trading on material non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each of the Lord Abbett-sponsored mutual funds to the extent contemplated by the recommendations of such Advisory Group.


                                                        10.
                                               FINANCIAL STATEMENTS

The financial statements for the fiscal half year and fiscal year ended October 31, 1996 and opinion of Deloitte & Touche LLP, independent public accountants, included in the 1996 Annual Report to Shareholders of Lord Abbett Tax- Free Income Trust, are incorporated herein by reference in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

Prospectus `97

March 1, 1997

Lord Abbett
Tax-Free
Income Trust

FLORIDA SERIES
GEORGIA SERIES
MICHIGAN SERIES
PENNSYLVANIA SERIES

A mutual fund seeking
high tax-free income and
preservation of capital

PART C                                      OTHER INFORMATION

Item 24.          FINANCIAL STATEMENTS AND EXHIBITS

                  (a)    Financial Statements

                         Part A - Financial Highlights for years ended October 31, 1993 and 1994 and 1995, the period September 25,1991 (commencement of operations - Florida Series) to October 31, 1991, the period February 3, 1992 (commencement of operations - Pennsylvania Series) to October 31, 1992 and the period December 1, 1992(commencement of operations
                                    - Michigan Series) to October 31, 1993.

                         Part B - Statement of Net Assets at October 31, 1994. Statement of Operations for the year ended October 31, 1994.

                                 Statement of Changes in Net Assets for the year ended October 31, 1994.

                     (b)Exhibits -
                          99.B1 Amendment to Declaration of Trust* 99.B6 Form of Distribution Agreement** 99.B11 Consent of Deloitte & Touche* 99.B15a Forms of Rule 12b-1 Plans for Class A
                              and Class C shares**
                          99.B15b Form of Rule 12b-1 Plan for Class B shares** 99.B18 Form of Plan entered into by Registrant pursuant to Rule 18f-3.***

                          *        Filed herewith.
                          ** The form of this document is incorporated by Reference to Post-Effective Amendment
                                   No. 41 to the Registration Statement on
                                   Form N-1A of Lord Abbett Bond-Debenture Fund, Inc. (File No. 811-2145). The Lord Abbett Bond-Debenture Fund document issubstantially identical to that form used for the Registrant except for the name of the Registrant and/or its Series and perhaps minor differences.
                          *** Incorporated by Reference to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A of Lord Abbett Bond-Debenture Fund, Inc. (File No. 811-2145)


Item 25.          PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

                  None.

Item 26.          NUMBER OF RECORD HOLDERS OF SECURITIES
                  (As of June 28, 1996)

                  Pennsylvania Series                       2,632
                  Florida Series                            3,095
                  Michigan Series                           1,898
                  Georgia                                   323

Item 27.          INDEMNIFICATION

                  All Trustees, officers, employees and agents of Registrant are to be indemnified as set forth in Section 4.3 of Registrant's Declaration of Trust.

                  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expense incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                  In addition, Registrant maintains a Trustees' and officers' errors and omissions liability insurance policy protecting Trustees and officers against liability for breach of duty, negligent act, error or omission committed in their capacity as Trustees or officers. The policy contains certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.


Item 28.          BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

                  Lord, Abbett & Co. acts as investment adviser for twelve other open-end investment companies (of which it is principal underwriter for thirteen), and as investment adviser to approximately 5,100 private accounts. Other than acting as Trustees, directors and/or officers of open-end investment companies sponsored by Lord, Abbett & Co., none of Lord, Abbett & Co.'s partners has, in the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature for his own account or the capacity of director, officer, employee, partner or Trustee of any entity except as follows:

                  John J. Walsh
                  Trustee
                  Brooklyn Hospital
                  Parkside Avenue
                  Brooklyn, N.Y.

Item 29.          PRINCIPAL UNDERWRITER

             (a)     Lord Abbett Affiliated Fund, Inc.
                     Lord Abbett Mid-Cap Value Fund, Inc.
                     Lord Abbett Bond-Debenture Fund, Inc.
                     Lord Abbett Developing Growth Fund, Inc.
                     Lord Abbett Tax-Free Income Fund, Inc.
                     Lord Abbett U.S. Government Securities Fund, Inc. Lord Abbett Global Fund, Inc.
                     Lord Abbett U.S. Government Securities
                         Money Market Fund, Inc.
                     Lord Abbett Series Fund, Inc.
                     Lord Abbett Equity Fund
                     Lord Abbett Securities Trust
                     Lord Abbett Investment Trust

                     INVESTMENT ADVISORS
                     American Skandia Trust (Lord Abbett Growth and Income Portfolio)

             (b)     The partners of Lord, Abbett & Co. are:

                     Name and Principal                 Positions and Offices
                     BUSINESS ADDRESS (1)               WITH REGISTRANT

                     Robert S. Dow                    Chairman and President
                     Kenneth B. Cutler                Vice President & Secretary
                     Daniel E. Carper                 Vice President
                     Stephen I. Allen                 Vice President
                     Thomas S. Henderson              Vice President
                     Robert G. Morris                 Vice President
                     E. Wayne Nordberg                Vice President
                     John J. Walsh                    Vice President

                     (1) Each of the above has a principal business address:
                               767 Fifth Avenue, New York, NY 10153

             (c)     Not applicable

Item 30.             LOCATION OF ACCOUNTS AND RECORDS

                     Registrant maintains the records, required by Rules 31a - 1(a) and (b), and 31a - 2(a) at its main office.

                     Lord, Abbett & Co. maintains the records required by Rule 31a -1(f) and 31a - 2(e) at its main office.


                     Certain records such as canceled stock certificates and correspondence may be physically maintained at the main office of the Registrant's Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.

Item 31.             MANAGEMENT SERVICES

                     None.

Item 32.             UNDERTAKINGS

                     (a)       N/A

                     (c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                     (d) Registrant hereby undertakes, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended.

                                 SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement and/or any amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 1st day of March, 1997


                                  LORD ABBETT TAX-FREE INCOME TRUST


                                  By  /S/ ROBERT S. DOW
                                     Robert S. Dow, Chairman

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.




NAME                         TITLE                               DATE
-----                        -----                               ----
                            Chairman, President
/s/ Robert S. Dow           Trustee                              3/1/97

/s/ Keith F. O'Connor       Vice President &                     3/1/97
                            Treasurer

E. Thayer Bigelow           Trustee                              3/1/97


/s/ Stewart S. Dixon        Trustee                              3/1/97


/s/ John C. Jansing         Trustee                              3/1/97


/s/ C. Alan MacDonald       Trustee                              3/1/97


/s/ Hansel B. Millican, Jr. Trustee                              3/1/97


Thomas J. Neff              Trustee                              3/1/97